  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1996

                                                     REGISTRATION NO. 33-10675

=============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    ------

                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                           PRE-EFFECTIVE AMENDMENT NO.                    [ ]
                         POST-EFFECTIVE AMENDMENT NO. 13                  [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE                  [X]
                         INVESTMENT COMPANY ACT OF 1940                   [X]
                                AMENDMENT NO. 16
                        (Check appropriate box or boxes)


                                    ------

                      FIRST EAGLE FUND OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)

                                    ------

                    45 Broadway, New York, New York 10006
                   (Address of Principal Executive Offices)

                                    ------

      Registrant's Telephone Number, including Area Code: (212) 943-9200

                                    ------

                           LEONARD M. LEIMAN, ESQ.
                         FULBRIGHT & JAWORSKI L.L.P.
                               666 FIFTH AVENUE
                           NEW YORK, NEW YORK 10103
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    ------

It is proposed that this filing will become effective (check appropriate box):


  [X] immediately upon filing pursuant to paragraph (b);


  [ ] on (date) pursuant to paragraph (b);


  [ ] 60 days after filing pursuant to paragraph (a)(i);


  [ ] on (date) pursuant to paragraph (a)(i);


  [ ] 75 days after filing pursuant to paragraph (a)(ii);

  [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

  If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



   Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its Common Stock, par value $.01 per share. The Registrant last filed a Rule 24f-2 Notice on December 18, 1995.


=============================================================================

                      FIRST EAGLE FUND OF AMERICA, INC.

                            Cross Reference Sheet
                          (as required by Rule 495)

   N-1A No.                                                                 Location
 --------------                                                             --------
PART A
     Item  1.    Cover Page................................      Cover page
     Item  2.                                                    Summary of Fund Expenses;
                 Synopsis ..................................       Highlights
     Item  3.    Condensed Financial Information............     Financial Highlights
     Item  4.    Description of Registrant..................     Cover Page; Investment Objective and Policies
                                                                   and Risk Factors; Description of  Common
                                                                   Stock; Investment Restrictions
     Item  5.    Management of the Fund ....................     Management of the Fund; Custodian and Transfer
                                                                   and Dividend Disbursing Agent
     Item  6.    Capital Stock and Other Securities.........     Dividends, Distributions and Taxes;
                                                                   Description of Common Stock;
                                                                   Reports to Stockholders
     Item  7.    Purchase of Securities Being Offered.......     How to Purchase Shares; Stockholder
                                                                   Investment Account; Net Asset Value
     Item  8.    Redemption or Repurchase...................     How to Redeem Shares; Description of Common
                                                                   Stock
     Item  9.    Pending Legal Proceedings..................     Not Applicable
PART B
     Item 10.    Cover Page.................................     Cover Page
     Item 11.    Table of Contents .........................     Table of Contents
     Item 12.    General Information and History............     Organization and History of the Fund
     Item 13.    Investment Objective and Policies .........     Additional Investment Information;
                                                                   Investment Restrictions
     Item 14.    Management of the Fund ....................     Directors, Officers and Principal
                                                                   Stockholders; Adviser; Distributor
     Item 15.    Control Persons and Principal Holders
                  of Securities...........................       Directors, Officers and Principal
                                                                   Stockholders
     Item 16.    Investment Advisory and Other
                  Services.................................      Adviser; Distributor; Custodian,
                                                                   Transfer and Dividend Disbursing  Agent;
                                                                   Independent Accountants
     Item 17.    Brokerage Allocation......................      Portfolio Transactions and Brokerage
     Item 18.    Capital Stock and Other Securities........      Not Applicable
     Item 19.    Purchase, Redemption and Pricing of
                  Securities Being Offered.................      Stockholder Investment Account
     Item 20.    Tax Status................................      Taxes
     Item 21.    Underwriters .............................      Distributor
     Item 22.    Calculations of Yield Quotations of
                  Money Market Funds.......................      Not Applicable
     Item 23.    Financial Statements......................      Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
Dated February 28, 1996


                      FIRST EAGLE FUND OF AMERICA, INC.


   First Eagle Fund of America, Inc. (the "Fund") is an open-end, non-diversified management investment company, or mutual fund, whose investment objective is to achieve capital appreciation. The Fund will seek to achieve that objective by pursuing a flexible investment strategy emphasizing investment in domestic and to a lesser extent foreign equity and debt securities in varying proportions. Those securities will be selected by the Fund's investment adviser, Arnhold and S. Bleichroeder Advisers, Inc. (the "Adviser"), on the basis of their appearing to be undervalued in their respective trading markets relative to the issuer's overall financial and managerial strength as measured by certain quantitative and qualitative indicators. The Adviser believes that the Fund's exposure to loss may be limited by investing in securities which, in the Adviser's opinion, appear to be undervalued by the market relative to their "intrinsic value" as determined by the Adviser. The Fund also may invest in equity and debt securities selected on other bases and engage in transactions involving leverage, arbitrage, options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, futures and related options. There is no assurance that the Fund's investment objective will be attained.


The Fund's shares are sold on a no-load basis. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1996, which information is incorporated herein by reference and may be obtained without charge by writing to the Fund's Distributor, Arnhold and S. Bleichroeder, Inc., 45 Broadway, New York, New York 10006, or telephoning Arnhold and S. Bleichroeder, Inc. at (212) 943-9200 or (800) 451-3623.


                                    ------

Investors are urged to read this Prospectus and retain it for future reference.

                                    ------


                  ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.


                                    ------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
         ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                                  HIGHLIGHTS

Investment Objective             The Fund is an open-end, non-diversified
                                 management investment company, or mutual fund, registered under the Investment
                                 Company Act of 1940 (the "Investment Company
                                 Act"). The Fund's investment objective is to seek capital appreciation by pursuing a flexible investment strategy emphasizing investment in domestic and to a lesser extent foreign equity and debt securities believed by the Fund's investment adviser to be undervalued in their respective trading markets. The Fund's investment in foreign securities ordinarily will not exceed 10% of its total assets. There is no assurance that the Fund's investment objective will be attained. See "Investment Objective and
                                 Policies."

Special Characteristics and
  Risk Factors                   To augment its investment return and limit
                                 its investment risk, the Fund may purchase call and put options and sell covered call and put options on equity and debt securities and on stock indices. There are no limitations on the percentage of the Fund's assets that may be invested in options of the foregoing types, provided applicable coverage and collateral requirements are met. The Fund may purchase and sell financial and currency futures contracts and related options solely for bona fide hedging purposes. The Fund may invest in securities on a when-issued basis, lend its portfolio securities, enter into repurchase as well as reverse repurchase agreements, and engage in short sales of securities and arbitrage transactions and may invest in high yield ("junk") bonds. All these investment techniques and instruments may involve special risks. See "Investment
                                 Objective and Policies" in the Prospectus and "Additional Investment Information" in the Statement of Additional Information.

                                 The Fund may borrow for securities purchases and for temporary or emergency purposes. The ability to borrow for securities purchases is called leveraging. Leveraging has certain advantages and disadvantages which are more fully disclosed in "Borrowing" in the Statement of Additional Information.

                                 As a non-diversified investment company, the Fund's assets may be invested in a limited number of issues. In that case, an investment in the Fund may present greater risks than an investment in a diversified investment company. See "Investment Objective and Policies" in the Prospectus and "Additional Investment Information" in the Statement of Additional Information.


Management                       Arnhold and S. Bleichroeder Advisers, Inc.
                                 (the "Adviser"), a registered investment adviser, serves as the Fund's investment adviser and is compensated for its services to the Fund at the annual rate of 1.25% per annum of the Fund's average daily net asset value. The management fee is payable promptly after the close of each fiscal quarter. The management fee paid by the Fund may be higher than the fees paid by most other funds. Pursuant to a separate services agreement, Arnhold and S. Bleichroeder,
                                 Inc., a registered broker-dealer, provides administrative and fund accounting support services and liaison services to shareholders, including assistance with subscriptions, redemptions and other shareholder questions, as well as other services to shareholders and the Fund for which it receives an annual fee of .25% of the Fund's average daily net assets payable quarterly. See
                                 "Management of the Fund -- Management Fee."
                                 Arnhold and S. Bleichroeder, Inc. serves as the Fund's distributor and assumes the expenses related to distributing the Fund's shares.



Purchase of Shares               Shares of the Fund's common stock may be
                                 purchased through Arnhold and S.
                                 Bleichroeder, Inc. at the net asset value next determined after receipt of an order with complete information and meeting all the requirements discussed in this
                                 Prospectus. There is no sales charge on
                                 purchases of the Fund's shares. The current minimum initial investment is $5,000, except for employees of Arnhold and S.
                                 Bleichroeder, Inc. who are subject to a
                                 $1,000 minimum initial investment, and
                                 retirement plans which are subject to a
                                 $2,000 minimum initial investment. The
                                 minimum initial investment amount in certain states may be higher. Subsequent investments are subject to a $1,000 minimum. Shares of the Fund may be purchased by submitting a completed Account Application and a check or money order payable to First Eagle Fund of America, Inc. to: First Eagle Funds, 45
                                 Broadway, New York, New York 10006 and/or to
                                 BISYS Fund Services, 100 First Avenue, Suite
                                 300, Pittsburgh, Pennsylvania 15222. See
                                 "How to Purchase Shares."


Liquidity                        Shares of the Fund may be redeemed at the
                                 option of the stockholder at any time at the net asset value next determined after receipt of a redemption request. See "How to Redeem Shares."

Dividends and Reinvestment       The Fund plans to distribute annual
                                 dividends of its net investment income and distribute annually any net capital gains.
                                 All dividends and distributions will be
                                 reinvested in full and fractional shares of the Fund at net asset value, unless the stockholder elects to receive dividends and distributions in cash. See "Stockholder
                                 Investment Account" and "Dividends,
                                 Distributions and Taxes."

                           SUMMARY OF FUND EXPENSES


Annual Fund Operating Expenses
(as a percentage of average net assets)
    Management fees ..........................................        1.25%(2)
                                                                      -----
    Other Expenses:
         Services fees .......................................         .25%
         Other expenses(1) ...................................         .25%
                                                                      -----
    Total Other Expenses .....................................         .50%
                                                                      -----
    Total Fund Operating Expenses ............................        1.75%
                                                                      =====




                        Example                           1 Year     3 Years     5 Years     10 Years
                        -------                          --------   ---------    ---------   ----------
     You would pay the following expenses on a $1,000
        investment, assuming a 5% annual return and a
        redemption at the end of each time period ....    $17.94     $55.56       $95.63      $207.60
                                                         --------   ---------    ---------   ----------

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Management of the Fund -- Management Fee" below and "Adviser" in the Statement of Additional Information. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


------
(1) The percentages are based on the Fund's actual expenses (as a percentage of average net assets) which were incurred by the Fund for the fiscal year ended October 31, 1995.

(2) The Fund adopted a new fee structure effective November 1, 1995. For the fiscal year ended October 31, 1995 the management fees were 1.6%, other expenses were 0.25% and total operating expenses for the Fund were 1.85%.

                             FINANCIAL HIGHLIGHTS
   FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED


     The following financial highlights have been audited by independent auditors and contain selected data for a share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information should be read in conjunction with the financial statements and the notes thereto and the independent auditors' report thereon which appears in the Statement of Additional Information.

                                                                                                                         April 10,
                                                                                                                          1987**
                                                                For the year ended                                        through
                                                                   October 31,                                          October 31,
                          --------------------------------------------------------------------------------------------  -----------
                             1995            1994        1993      1992         1991       1990       1989       1988      1987
                          ------------   ----------  ----------  ---------   ---------  ---------   ---------  -------  -----------
Net asset value per
  share, beginning of
  period ...............     $15.45        $16.53      $13.36      $12.35      $10.35     $14.04     $11.65      $9.17    $10.00
   Income from
     investment
     operations per
     share .............
   Net investment income
     (loss) ............      (0.04)        (0.12)      (0.22)      (0.15)       0.09       0.16       0.16      (0.03)     0.07
   Net gains (losses) on
     securities (both
     realized and
     unrealized) .......       2.87          0.66        4.56        1.98        2.20      (2.34)      2.57       2.58     (0.90)
                          ---------    ----------  ----------   ---------   ---------  ---------   --------    -------  --------
        Total from
          investment
          operations ...       2.83          0.54        4.34        1.83        2.29      (2.18)      2.73       2.55     (0.83)
                          ---------    ----------  ----------   ---------   ---------  ---------   --------    -------  --------
   Less distributions
     per share .........
   Dividends (from net
     investment income)          --            --          --       (0.08)      (0.29)     (0.11)        --      (0.07)      --
   Distributions (from
     capital gains) ....      (2.00)        (1.62)      (1.17)      (0.74)         --      (1.40)     (0.34)        --       --
                          ---------    ----------  ----------   ---------   ---------  ---------   --------    -------  --------
        Total
          distributions       (2.00)        (1.62)      (1.17)      (0.82)      (0.29)     (1.51)     (0.34)     (0.07)     0.00
                          ---------    ----------  ----------   ---------   ---------  ---------   --------    -------  --------
Net asset value per
   share, end of period      $16.28        $15.45      $16.53      $13.36      $12.35     $10.35     $14.04     $11.65     $9.17
                          =========     =========   =========   =========   =========   ========   ========    =======   =======
Total return* ..........       21.6%          3.8%       35.2%       16.0%       22.7%     (17.7)%     24.2%      28.0%    (8.3)%++
Ratios/supplemental data
Net assets, end of
   period  ........   $134,350,180 $120,515,968 $107,344,171 $76,599,310 $74,279,164 $66,729,536 $83,619,552 $54,271,271 $27,194,056
Ratio of expenses to
   average net assets  ..        1.9%         1.9%         2.9%        3.0%       2.0%       1.1%       2.0%        3.3%     2.5%+
Ratio of net investment
   income to average net
   assets  ..............      (0.3)%        (0.7%)      (1.5)%      (1.0)%       0.8%       1.3%       1.3%      (0.2)%     1.2%+
Portfolio turnover rate          81%          125%        141%        145%         92%        72%        52%        55%       84%


 * Past performance is not predictive of future performance.
** Commencement of investment operations
 + Annualized
++ Total return not annualized

   Further information regarding the Fund's performance is contained in the annual report, a copy of which may be obtained without charge.

              INVESTMENT OBJECTIVE AND POLICIES AND RISK FACTORS

   The investment objective of the Fund is to seek capital appreciation. The Fund will seek to achieve its investment objective by pursuing a flexible investment strategy emphasizing investment in domestic and to a lesser extent foreign equity and debt securities believed by the Adviser to be undervalued in their respective trading markets relative to their "intrinsic value" as determined by the Adviser. The Adviser believes the Fund's exposure to loss may be limited by investing part of or all its assets in undervalued securities. The relative proportion of the Fund's assets invested in equity and debt securities may vary depending on the Adviser's assessment of market conditions. Accordingly, the Fund's portfolio may at times consist entirely of equity securities, or entirely of debt securities, or any combination of those securities and permissible amounts of the other instruments in which the Fund may invest, as described below. There is no assurance that the Fund's investment objective will be achieved and that objective may be changed without the vote of a majority of the Fund's outstanding voting securities.

   A guiding principle in the Adviser's selection of investments for the Fund's portfolio will be the consideration of common stocks as units of ownership in a business. Debt securities will be considered if more attractive than equity alternatives. The Adviser may purchase equity or debt securities for the Fund's portfolio when their prices appear to be low relative to the total value of the enterprise as it would be viewed by a controlling owner. The Adviser's evaluation of prospective equity and debt investments generally will involve an analysis of the issuer's overall financial and managerial strength as indicated by factors such as cash flow, assets, earnings, market share, growth potential, stability and managerial personnel. Investments (including equity and debt securities) may, however, be selected on other bases. In any event, the Adviser will consider both large, well established and small, unseasoned issuers. Investment income is of secondary importance in the selection of investments for the Fund's portfolio but will be considered in relation to the total expected return thereon.

   The Fund intends its portfolio ordinarily to be invested in varying combinations of equity securities (including common stocks, rated (in any category) or unrated preferred stocks, convertible securities, exchange-listed or over-the-counter market put and call options on equity and debt securities and on stock indices, and warrants), and rated (in any category) or unrated debt securities of any maturity. The Fund may acquire debt securities when the Adviser believes that those securities present significant appreciation possibilities (i.e., when the Adviser expects a general decline in interest rates or an improvement in a specific rating), pending investment of proceeds from sales of Fund shares, or under market conditions warranting a temporary defensive posture. See "Debt Securities." If the Fund assumes a temporary defensive posture, some of or all its assets may be retained in cash or cash equivalents. The Fund also may under certain circumstances invest in securities issued by other investment companies. See "Investment Restrictions" in the Statement of Additional Information. If the Fund invests in such securities, investors may be subject to duplicate management, advisory or distribution fees.

   The Fund may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, assume positions in futures contracts and related options traded on a commodities exchange or board of trade. Additionally, the Fund may acquire securities on a when-issued basis, lend its portfolio securities, leverage its assets for securities purchases, enter into repurchase as well as reverse repurchase agreements, and engage in short sales of securities and arbitrage transactions. It is expected that the foregoing transactions will comprise a relatively small part of the Fund's investment program when compared with its investment in equity and/or debt securities. See "Options Transactions," "When-Issued and Delayed Delivery Securities," "Lending of Securities," "Borrowing," "Repurchase Agreements," "Reverse Repurchase Agreements," "Futures Contracts" and "Arbitrage Transactions" in the Statement of Additional Information.

   The Fund is a non-diversified investment company and as such the Fund's assets may be invested in a limited number of issues. An investment in the Fund may therefore entail greater risks than an investment in a diversified investment company.

                              SPECIAL SITUATIONS

   Many of the Fund's investments may be characterized as "special situations." A special situation occurs when it appears that the market price of a particular issue has the potential within an estimated time period to appreciate significantly because of a development uniquely applicable to the issuer, irrespective of general business conditions or market movements.

   Special situations may arise from liquidations, reorganizations, recapitalizations, or mergers, material litigation, technological breakthroughs, new management or management policies, or other developments. Special situations may, but do not necessarily, entail risks dissimilar to those involved in other investment situations. Those risks are primarily attributable to the possibility that the development anticipated in connection with the special situation may occur later than expected or not at all, and that, even if it does occur, the anticipated development may not have the desired effect on the market price of the security involved in the special situation.

   Special situations may also arise in connection with securities issued by newly-formed or unseasoned companies without significant operating histories. It may be more difficult to predict accurately the effect that certain developments will have on the market prices for securities of those companies, and, accordingly, to predict accurately when or whether special situations applicable to their securities may come to fruition. The Fund's investment in newly-formed or unseasoned companies is not expected to exceed 10% of its total assets.

                               DEBT SECURITIES

   The Fund may invest in domestic and foreign money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other short-term debt obligations of domestic and foreign banks, provided those obligations are of "high quality" as determined by an unaffiliated nationally recognized statistical rating service, or in the case of unrated obligations, are of comparable quality as determined by the Fund's Board of Directors. The Fund also may invest in corporate bonds of domestic and foreign issuers and obligations issued or guaranteed by the United States Government, its instrumentalities, or its agencies, or the government of any other nation ("fixed-income securities"). Various factors affect the price of fixed-income securities. The rating (if any) which is associated with a particular issue may cause price fluctuations and indicates generally the level of risk involved in various rated fixed-income securities. Another factor which may cause price fluctuations is the response of fixed-income securities to the general level of interest rates. The price of fixed-income securities generally is inversely correlated with interest rate movements. Additionally, the magnitude of the effect of interest rate movements on the price of fixed-income securities is positively correlated with the length of their maturities.

   The Fund may invest in fixed-income securities rated below Baa by Moody's Investors Service and BBB by Standard & Poor's Rating Group, including those rated C by Standard and Poor's and D by Moody's (the lowest rating categories), only if in the opinion of the Adviser the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by its lower rating. Standard & Poor's assignment of a C rating to an issue represents its judgment that the issue has extremely poor prospects of ever attaining any real investment standing. A rating of D by Moody's indicates that the issue is in default and payment of interest and/or repayment of principal is in arrears. See "Corporate Bond Ratings" in the Appendix to the Prospectus. Since some issuers do not seek ratings for their fixed-income securities, non-rated fixed-income securities will also be considered for investment by the Fund, but only when the Adviser believes that the financial condition of the issuer of those securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated fixed-income securities which are consistent with the Fund's investment objective and policies. Fixed-income securities of the types described above are commonly referred to as "high yield," "high risk" or "junk" bonds and generally are not meant for short-term investing.


   Medium to lower rated and unrated fixed-income securities are subject to the risk of an issuer's inability to repay principal and interest payments on the obligations. An economic downturn or a substantial period of rising interest rates could severely affect the ability of certain highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The risk of loss because of default by the issuers is significantly greater for holders of these securities because such securities are generally unsecured and often are subordinated to other creditors of the issuer. It is also possible that the secondary market could contract, independent of any specific adverse changes in the condition of a particular issuer. Prices realized upon the sale of medium to lower rated or unrated securities, under those circumstances, may be less than the prices used in calculating the Fund's net asset value. Certain proposed and recently enacted federal laws could also adversely affect the secondary market for these fixed-income securities as well as the financial condition of issuers and the value of outstanding fixed-income securities. In addition, overall credit quality of the Fund's portfolio may decline if the Fund experiences unexpected net redemptions and is forced to sell its higher rated securities. During the fiscal year ended October 31, 1995, the Fund did not invest in debt obligations rated less than BBB/Baa or unrated by nationally recognized statistical rating organizations.


   The yields and prices of medium to lower rated and non-rated fixed-income securities may fluctuate more than those for high rated fixed-income securities because investors perceive greater risks to be associated with those securities. In the lower quality and non-rated segments of the fixed-income securities market, changes in perceptions of the issuers' creditworthiness may occur more frequently and in a more pronounced manner relative to the high quality segments of that market. This may result in greater yield and price volatility for lower rated and non-rated fixed-income securities. See "Additional Investment Information" in the Statement of Additional Information. For further information concerning debt securities in which the Fund may invest, see "Investment in Foreign Securities" below.

                       INVESTMENT IN FOREIGN SECURITIES

   The Fund may purchase foreign equity or debt securities provided that they are listed on a domestic or foreign securities exchange, represented by American depository receipts listed on a domestic securities exchange or traded in the United States over-the-counter market. Additionally, the Fund may hold foreign currency, but the Fund does not intend to speculate in foreign currency and will hold foreign currency solely to facilitate purchases of foreign securities.

   Investment in foreign securities involves certain risks unlike those associated with investment in domestic securities. Those risks are primarily attributable to differences in custom, regulation and the political and economic climate prevailing in foreign countries as well as to factors generally affecting international commerce such as exchange controls and exchange-rate fluctuations. Foreign currency held by the Fund may be subject to similar risks. For a further discussion of the risks attending investment in foreign securities, see "Foreign Securities" in the Statement of Additional Information. The Fund intends ordinarily to invest no more than 10% of its total assets in foreign securities.

                            RESTRICTED SECURITIES

   The Fund may invest up to 10% of its net assets in securities that are subject to legal or contractual restrictions on resale ("Restricted Securities") such as securities that cannot be sold unless registered under the Securities Act of 1933 (the "Securities Act"). Generally the Fund cannot sell Restricted Securities without the expense and time required to register the securities under the Securities Act. The Fund ordinarily will acquire the right to have Restricted Securities registered within a specified time period, with the payment of expenses of such registration to be subject to negotiation at the time such Restricted Securities are purchased. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the Securities Act. The institutional trading market is relatively new and liquidity of the Fund's investments in these Restricted Securities could be impaired if trading does not develop or declines. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. See "Illiquid Securities" in the Statement of Additional Information.

                              PORTFOLIO TURNOVER


   The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. The Fund's annual portfolio turnover rates were 141%, 125% and 81%, respectively, in the fiscal years ended October 31, 1993, 1994 and 1995. Application of the Fund's investment policies during a period of high volatility in the prices of individual securities, as was the case in the 1993 and 1994 fiscal years, caused the Fund's portfolio turnover rate to be higher than in prior years. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Dividends, Distributions and Taxes" below, and "Portfolio Transactions and Brokerage" below and in the Statement of Additional Information.


                           INVESTMENT RESTRICTIONS

   The Fund is subject to certain investment restrictions which constitute fundamental policies. Its fundamental policies cannot be changed without the approval of the holder of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

                              BOARD OF DIRECTORS

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

                                   ADVISER


   Arnhold and S. Bleichroeder Advisers, Inc. is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc., which is a successor corporation to two German banking houses -- Gebr. Arnhold, founded in Dresden in 1864, and

S. Bleichroeder, founded in Berlin in 1803. Arnhold and S. Bleichroeder, Inc. moved its operations to New York City in 1937 and since then has used its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients both in the United States and abroad.


   The Adviser manages the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. Incorporated in 1987 under the laws of the State of Delaware, its corporate offices are located at 45 Broadway, New York, New York 10006.



   The Investment Advisory Agreement between Arnhold and S. Bleichroeder, Inc. and the Fund has been assigned, pursuant to an assignment agreement, to Arnhold and S. Bleichroeder Advisers, Inc. effective February 28, 1996. The assignment was approved by the Board of Directors of Arnhold and S. Bleichroeder, Inc. on February 13, 1996 and by unanimous vote of the Board of Directors of the Fund. The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Adviser is responsible for the management of the Fund's portfolio. Accordingly, the Adviser will furnish advice and recommendations with respect to the Fund's portfolio of investments.



   The Adviser is responsible for the continuous supervision of the Fund's portfolio. Harold J. Levy, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception and David L. Cohen, also a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 1989. Together, they are responsible for the day-to-day management of the Fund's portfolio.



   The Adviser is not dependent on any other party in providing the investment advisory services required in the management of the Fund. The Adviser may, however, consider analyses from various sources, including broker-dealers and futures commission merchants with which the Adviser does business.


                         MANAGEMENT AND SERVICES FEES


   On February 14, 1995, the Board of Directors and on October 12, 1995, the shareholders approved an amended and restated Investment Advisory Agreement between Arnhold and S. Bleichroeder, Inc. and the Fund effective November 1, 1995. The amended and restated Investment Advisory Agreement is substantially the same as the prior agreement except for the terms of the advisory fee arrangement and the language used relating to the protection by Arnhold and
S. Bleichroeder, Inc. of its trade names.



   For the advisory services provided by the Adviser, the fee arrangement requires the Fund to pay an annual management fee of 1.25% of the Fund's average daily net assets payable quarterly. The annual advisory fee is higher than that paid by most other registered investment companies.



   Arnhold and S. Bleichroeder, Inc. receives an annual services fee of .25% of the Fund's average daily net assets payable quarterly, pursuant to a separate services agreement which was approved by the Board of Directors, to cover expenses incurred by Arnhold and S. Bleichroeder, Inc. for providing administrative and fund accounting support services and shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. Arnhold and S. Bleichroeder, Inc. determined that the volume and demand for shareholder liaison services required staffing in addition to the personnel responsible for investment advisory services. Prior to November 1, 1995, Arnhold and S. Bleichroeder, Inc. was not being paid for such services. Since the Adviser is a wholly owned subsidiary of Arnhold and
S. Bleichroeder, Inc., Arnhold and S. Bleichroeder, Inc. ultimately receives a combined annual fee of 1.5% of the Fund's average daily net assets from the Investment Advisory Agreement and the Services Agreement.



   The combined advisory and services fees under the current agreements are less than the advisory fees paid by the Fund for the past three fiscal years and since the Fund's inception. Since the inception of the Fund, through October 31, 1995, the average fee paid by the Fund to the Adviser was 1.7% of the average daily net asset value of the Fund. The management fees paid to

                       ACCOUNT APPLICATION

   LOGO
                    Please make check or money order payable to:
  FIRST             First Eagle Fund of America, Inc.
 EAGLE FUND         Mail the check with the application to:
OF AMERICA, INC.    First Eagle Funds
                    45 Broadway
                    New York, NY 10006


                    Read the Prospectus prior to making an investment decision




(1) REGISTRATION    Please Print All Items Except Signatures.
Type of Account
(Check one only)

[ ] INDIVIDUAL       ___________________   ______________   _________________________  ______________________
                        First Name         Middle Initial   Last Name                  Social Security Number




[ ] IRA INDIVIDUAL   ___________________   ______________   _________________________  ______________________
                        First Name         Middle Initial   Last Name                  Social Security Number

  To open IRA account, this application must be accompanied by The First Eagle Funds Individual Retirement Account Application.

[ ] JOINT TENANT     ___________________   ______________   _________________________  ______________________
                        First Name         Middle Initial   Last Name                  Social Security Number
                                                                                       (first individual only)
                     ___________________   ______________   _________________________________________________
                      Joint Tenant's       Middle Initial   Last Name
                        First Name

[ ] GIFT/TRANSFER
    TO MINOR        ________________________________________   __________________________________________________
                          Custodian's Name (One Only)                     Minor's Name (One Only)


[ ] GUARDIANSHIP/   __________________________________________________________      ______________________________
    CONSERVATORHIP    Under Uniform Gift/Transfers To Minors Act Of (State)         Minor's Social Security Number

                    ______________________ ___________________________________________ ___________________________
                    Guardian/Conservator   Ward/Incompetent or Minor's Name (one only) Ward/Incompetent or Minor's
                                                                                       Social Security Number


[ ] CORPORATION,    __________________________________________________________      ______________________________
    PARTNERSHIP,        Exact Name Of Corporation, Partnership Or Organization           Tax Identification Number
    TRUST OR OTHER
    ORGANIZATION    _______________________________________________________________________________________________
                    Rustee Accounts Only: Name Of All Trustees Required By Trust Agreement To Sell/purchase Shares

                    _______________________   _________________________________________   _________________________
                    Date Of Trust Agreement    Name Of Trust                              Tax Identification Number


[ ] OTHER           ________________________________      [ ]   CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING


=============================================================================
(2) ADDRESS

---------------------- ---------------- ------------------- -------- --------
Street Address         Apartment Number City                State  Zip Code

(   )               (   )
------------------  ----------------------     Citizenship   ----------------
Business Phone      Home Phone            [ ] U.S. [ ] Other Indicate Country

=============================================================================

(3) INITIAL INVESTMENT--Minimum $5,000 ($2,000 minimum for retirement plans.)

[ ] Enclosed is check payable to First Eagle Fund of America, Inc. for $_________________________


[ ] Funds were wired on ____________________________ for $________________
                                    (Date)

=============================================================================
(4) DIVIDENDS AND DISTRIBUTION PLANS--(Check one box only)
[ ] FULL REINVESTMENT--Reinvest all dividends and distributions at net asset value.
[ ] CAPITAL GAINS REINVESTMENT--Reinvest distribution of realized securities profits only, at net asset value; income dividends are to be paid in cash.
[ ] Cash--Payment of all income dividends and distributions of realized securities profits, if any, in cash.


=============================================================================
(5) SIGNATURE
I (We) am (are) of legal age in the state of my residence and wish to purchase shares of the Fund as described in the current Prospectus (a copy of which I (we) have received). By the execution of the Subscription Order Form, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is (are) duly authorized to sign this Subscription and to purchase or redeem shares of the Fund on behalf of the Investor. I (We) hereby appoint BISYS Fund Services, Inc. as agent to receive dividends and distributions for automatic reinvestment in additional shares of the Fund if I made such election above.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (Check appropriate box, if applicable).

Under penalties of perjury. I Certify:

[ ] That the number shown on this form is my correct taxpayer identification number and that I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest of dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[ ] That I have not provided a taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to withhold 31% of all dividends payments.


(A) -------------------------------------------------------------------------
    Individual whose Taxpayer I.D. No. appears above

-----------------------------------------------------------------------------
    Date                             Joint Registrant, if any



(B) -------------------------------------------------------------------------
     Corporate Officer/Partner/Trustee/etc.

-----------------------------------------------------------------------------
   Date                              Title

Arnhold and S. Bleichroeder, Inc. for the fiscal years ended October 31, 1993, 1994 and 1995 were $2,303,890, $1,829,008 and $1,868,672, respectively. The maximum fee of 2.5% under the prior fee structure was earned in the fiscal year ended October 31, 1993 and the basic fee of 1.6% was earned in the fiscal years ended October 31, 1994 and 1995. The current management fee is higher than the prior minimum management fee of .7%, but less than the prior basic management fee of 1.6% and the prior maximum fee of 2.5%.


                                 DISTRIBUTOR


   Arnhold and S. Bleichroeder, Inc., a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc., serves as the distributor of the Fund's common stock pursuant to a Distribution Agreement with the Fund. Arnhold and S. Bleichroeder, Inc. is engaged in the investment advisory and securities underwriting and brokerage businesses. The address of the principal executive offices of Arnhold and S. Bleichroeder, Inc. is 45 Broadway, New York, New York 10006. The expenses related to distributing the Fund's shares are assumed by Arnhold and S. Bleichroeder, Inc. Arnhold and S. Bleichroeder, Inc. may make payments to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. Additionally, Arnhold and S. Bleichroeder, Inc. provides the office space, facilities, equipment and personnel necessary to perform the administrative duties provided for under the Services Agreement and the Distribution Agreement.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


   The Adviser is responsible for the selection of brokers, dealers and futures commission merchants to effect the Fund's portfolio transactions and the negotiation of brokerage commissions, if any. The foregoing entities may receive compensation in connection with the Fund's portfolio transactions in securities options and futures. Orders may be directed to any broker, dealer or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Arnhold and S. Bleichroeder, Inc.



   The Adviser, in placing orders for securities, options and futures for the Fund's portfolio, is required to give primary consideration to obtaining the most favorable price and efficient execution. The Adviser, to the extent consistent with the foregoing, will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund. Commission rates are established pursuant to negotiations with the executing party based on the quantity and quality of execution services provided in light of generally prevailing rates. The Adviser is permitted to effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received by Arnhold and S. Bleichroeder, Inc. are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities or options being purchased or sold on an exchange during a comparable time period. The Fund's Board of Directors, including a majority of the directors who are not "interested" directors, has adopted procedures which are reasonably designed to assure that any commissions, fees or other remuneration received by Arnhold and S. Bleichroeder, Inc. for effecting portfolio transactions on the Fund's behalf are consistent with the foregoing standard.



   Portfolio securities may not be purchased from any underwriting or selling group of which Arnhold and S. Bleichroeder, Inc. during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission ("Commission"). The Fund's Board of Directors, including a majority of the directors who are not "interested" persons of the Fund, has adopted procedures which are reasonably designed to assure compliance with those rules. The limitations imposed by the foregoing procedures, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of those limitations in comparison to other funds with similar objectives but not subject to such limitations.


                               NET ASSET VALUE

   The net asset value per share is the net worth of the Fund (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The Fund shall compute the net asset value of its shares as of 15 minutes after the close of trading on the floor of the New York Stock Exchange, which is currently 4:00 p.m., New York time, on each day the New York Stock Exchange is open for business. The net asset value will not be computed on days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio securities do not affect net asset value. The net asset value per share will not be determined on such federal and non-federal holidays as are observed by the New York Stock Exchange which currently include: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Pricing based on market transactions in comparable securities and various relationships between securities is known as "matrix" pricing. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Directors determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Directors. The Board of Directors may, from time to time, use a pricing service to value the Fund's holdings of illiquid securities, if any. See "Illiquid Securities" in the Statement of Additional Information.

                            HOW TO PURCHASE SHARES


   Shares of the Fund may be purchased through Arnhold and S. Bleichroeder, Inc. at the net asset value next determined after receipt of an order with complete information and meeting all the requirements discussed in this Prospectus. The current minimum initial investment, other than for employees of Arnhold and S. Bleichroeder, Inc. and retirement plans, is $5,000. The current minimum initial investment for employees of Arnhold and S. Bleichroeder, Inc. is $1,000. For retirement plans, the minimum initial investment is $2,000. The current minimum initial investment amount should be considered temporary, and the Board of Directors may change the amount at any time. The minimum subsequent investment is $1,000. No commission or sales charge is imposed upon the purchase of shares. Transactions in Fund shares made through dealers other than Arnhold and S. Bleichroeder, Inc. may be subject to service charges imposed by the dealer; Arnhold and S. Bleichroeder, Inc. does not now impose such charges.



   Investors should provide the information required by an IRS Form W-9 to avoid backup withholding taxes. See "Dividends, Distributions and Taxes." Form W-9 information is included as part of each application. Shares of the Fund may be purchased by submitting a completed Account Application and a check or money order payable to First Eagle Fund of America, Inc. to:
First Eagle Funds. 45 Broadway, New York, New York 10006 and/or to BISYS Fund Services, Inc. 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222. To purchase shares with a Federal funds wire for a new account: telefax a completed signed application to the Fund at (212) 248-8861 or to BISYS Fund Services, Inc. at (412) 471-3160 and contact First Eagle Fund of America, Inc. at (800) 451-3623 to notify the appropriate personnel of the account name, address and social security number, the amount of funds to be wired and the approximate time of the wire; wire funds to The Bank of New York, New York, New York, ABA: 021000018, FBO First Eagle Fund of America, Inc. Account #8562900110; immediately send the original signed account application to First Eagle Funds, 45 Broadway, New York, New York 10006. To purchase shares with a Federal funds wire for an existing account: identify the First Eagle Fund account number on the wire and direct funds as indicated above.


                        STOCKHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of shares of the Fund, a Stockholder Investment Account (the "Account") is established for each investor under which the shares are held for the investor by the Transfer Agent. Whenever a transaction takes place in the Account, the stockholder will be mailed a statement showing the transaction and the status of the Account. No certificates will be issued to a stockholder unless specifically requested in writing from BISYS Fund Services, Inc. (the "Transfer Agent").


   The following services and privileges are available to Fund stockholders:
Automatic Reinvestment of Dividends and/or Distributions. Further information regarding the above services and privileges is set forth under "Stockholder Investment Account" in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

                                  REDEMPTION


   Shares of the Fund can be redeemed at any time for cash at net asset value. If shares are held in non-certificate form, a written request for redemption signed by the stockholder(s) exactly as the account is registered is required. If certificates are held by the stockholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Fund's Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund and/or to BISYS Fund Services, Inc.


   Whether certificates are held or shares are held on deposit, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by a commercial bank, trust company, credit union, savings association or qualified broker or dealer.

   The redemption price is the net asset value per share next determined after the request for redemption is received in good order by the Transfer Agent. See "Net Asset Value." The Fund may change the signature guarantee requirements from time to time upon notice to stockholders, which may be given by means of a new prospectus.

                                   PAYMENT

   Payment for shares presented for redemption will ordinarily be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in proper order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange (the "Exchange") is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist. Payment of redemption proceeds for shares which were recently purchased may be delayed in order to permit a determination to be made that the purchase check will be honored. Such determination may be made upon the passage of a reasonable period of time, normally not more than 15 days from the time of receipt of the check by the Transfer Agent, or by telephone or written assurance to the Fund from the bank upon which the purchase check was drawn, which must be arranged for by the stockholder requesting redemption.

                            INVOLUNTARY REDEMPTION

   In order to reduce expenses, the Fund may redeem all the shares of any stockholder, including a stockholder which is an IRA, Keogh or other tax-sheltered retirement plan, or who is an employee of Arnhold and S. Bleichroeder, Inc., whose account has a net asset value of $1,000 or less. The Fund will give stockholders whose shares are being so redeemed 60 days' prior written notice in which to purchase sufficient additional shares to avoid redemption.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund expects to declare annual dividends of net investment income and to declare annual distributions of capital gains, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940. Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, or such other date as the Board of Directors may determine, unless the stockholder elects in writing not less than five business days prior to the record date to receive such distributions in cash. The Fund will notify each stockholder annually as to both the dollar amount and the taxable status of that year's dividends and distributions.

   The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code. In order to satisfy the requirements for qualification, the Fund may have to restrict the extent to which it engages in short-term trading, short sales and transactions in options and futures contracts. See "Taxes" in the Statement of Additional Information.

   All dividends from net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the stockholder whether or not reinvested. Net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable to stockholders as long-term capital gains when they are distributed as capital gains distributions to stockholders and designated as such in a written notice to stockholders mailed within 60 days after the close of the taxable year of the Fund, whether or not reinvested, and regardless of the length of time a stockholder has owned his or her shares. Currently, capital gains distributions to an individual shareholder are taxed at a maximum rate of 28% and ordinary income is subject to a maximum rate of 39.6%.

   Distributions of investment income will qualify for the 70% dividends received deduction for corporate stockholders, to the extent that the Fund's income is derived from qualified dividends received from domestic corporations. The dividends received deduction for corporate stockholders of the Fund may be reduced if the shares of the Fund with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. Tax-exempt stockholders generally will not be required to pay taxes on amounts distributed to them.

   Any gain or loss realized upon a sale or redemption of Fund shares by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year (six months for shares acquired before 1988) and otherwise as short-term capital gain or loss. Any such loss, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the stockholder with respect to such shares. Moreover, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition, such as pursuant to a dividend reinvestment in shares. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

   The Fund will be subject to a non-deductible 4% excise tax in any calendar year in which it does not distribute to its stockholders the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income determined on the basis of a year ending on October 31. Dividends and distributions generally are taxable to stockholders in the year in which they are received or accrued. Dividends declared to stockholders of record on a date in October, November or December are deemed to have been received on December 31 of such year of declaration even though they are not paid until January of the following calendar year.

   Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain stockholders who fail to furnish their tax identification numbers on IRS Form W-9 (or who fail to furnish IRS Form W-8 in the case of certain foreign stockholders) with the required certifications regarding the stockholder's status under the Internal Revenue Code.

   A stockholder who is a nonresident alien or foreign entity generally will not be subject to federal income tax on capital distributions or on any capital gain realized on a redemption of shares, provided that (i) such gains are not effectively connected with the conduct by the stockholder of a trade or business in the United States, (ii) in the case of an individual, the stockholder is not physically present in the United States for 183 days or more during the taxable year and (iii) the stockholder has furnished an IRS Form W-8 with the required certifications regarding the stockholder's foreign status under the Internal Revenue Code. Other distributions may be subject to United States tax. In particular, other distributions which are not effectively connected with a trade or business in the United States may be subject to a 30% United States withholding tax under the existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding exemption is provided under an applicable treaty. Non-U.S. stockholders are urged to consult their own tax advisers concerning the applicability of United States tax. See "Taxes" in the Statement of Additional Information.

   The foregoing discussion is intended only as a brief discussion of the federal income tax consequences of an investment in shares of the Fund. Distributions may also be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                         DESCRIPTION OF COMMON STOCK

   The Fund was incorporated in Maryland on December 11, 1986. The Fund is authorized to issue one billion shares of its common stock. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described above under

"How to Redeem Shares." All Shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debt and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.

                     HOW THE FUND CALCULATES PERFORMANCE

   From time to time, the Fund may advertise its performance in terms of total return. The Fund may further compare its performance to various published indices which are widely used as benchmarks. The Fund may also compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors and ranks the performance of mutual funds, and to rankings prepared by other national financial publications. The Fund's total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time assuming the reinvestment of all distributions and dividends on the reinvestment dates during the period and deducting all recurring fees. The aggregate total return reflects actual performance over a stated period of time. The Fund's average annual total return demonstrates the hypothetical rate of return of a hypothetical investment if performance had been constant over the stated period of time. Total return information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. Fund performance figures are based upon historical results and are not intended to indicate future performance. Further performance information is contained in the Fund's annual report to stockholders, which may be obtained without charge. See "Reports to Stockholders" below and "Performance Information" in the Statement of Additional Information.

                           REPORTS TO STOCKHOLDERS

   The Fund will send its stockholders annual, semi-annual and quarterly reports, without charge. The Fund's annual reports will contain performance information of the Fund as well as financial statements audited by independent auditors.

   The Transfer Agent will send each stockholder of record a statement showing transactions in the Account, the total number of shares owned and any dividends or distributions paid. These statements will normally be mailed within five business days after a transaction occurs. The Transfer Agent will also send each stockholder of record a quarterly statement of the stockholder's account.


   Stockholder inquiries should be addressed to First Eagle Funds, 45 Broadway, New York, New York 10006 or by telephone to (800) 451-3623 or to BISYS Fund Services, Inc., 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222 at (800) 824-3863.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


   The Bank of New York, 48 Wall Street, New York, N.Y. 10286, serves as Custodian for the Fund's assets. BISYS Fund Services, Inc., 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222 will serve as Transfer and Dividend Disbursing Agent. In those capacities, each of The Bank of New York and BISYS Fund Services, Inc. maintain certain books and records pursuant to agreements with the Fund.

                                   APPENDIX

                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

   AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA -- Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

   A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation.

   Cl -- The rating Cl is reserved for income bonds on which no interest is being paid.

   D -- Bonds rated D are in default, and payment of interest and/or principal is in arrears.

   No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Fund, by its Investment Adviser or by its Distributor to sell or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                    ------

                              TABLE OF CONTENTS

                                               Page
                                             --------
Highlights  ..............................       2
Summary of Fund Expenses  ................       4
Financial Highlights  ....................       5
Investment Objective and Policies and
  Risk Factors ...........................       6
Investment Restrictions  .................       9
Management of the Fund  ..................       9
Adviser  .................................       9
Distributor  .............................      11
Portfolio Transactions and Brokerage  ....      11
Net Asset Value  .........................      12
How to Purchase Shares  ..................      12
Stockholder Investment Account  ..........      13
How to Redeem Shares  ....................      13
Dividends, Distributions and Taxes  ......      14
Description of Common Stock  .............      15
How the Fund Calculates Performance  .....      16
Reports to Stockholders  .................      16
Custodian and Transfer and Dividend
  Disbursing Agent .......................      16
Appendix  ................................     A-1

                          LOGO

                            FIRST
                           EAGLE FUND
                          OF AMERICA, INC.






                          ___________________

                          P R O S P E C T U S
                          ___________________









                              February 28, 1996

                      FIRST EAGLE FUND OF AMERICA, INC.

                     STATEMENT OF ADDITIONAL INFORMATION

                              FEBRUARY 28, 1996



   First Eagle Fund of America, Inc. (the "Fund") is an open-end, non-diversified management investment company, or mutual fund, whose investment objective is to achieve capital appreciation. The Fund will seek to achieve that objective by pursuing a flexible investment strategy emphasizing investment in domestic and to a lesser extent foreign equity and debt securities in varying proportions. Those securities will be selected by the Fund's investment adviser, Arnhold and S. Bleichroeder Advisers, Inc. (the "Adviser"), on the basis of their appearing to be undervalued in their respective trading markets relative to the issuer's overall financial and managerial strength as measured by certain quantitative indicators. The Adviser believes that the Fund's exposure to loss may be limited by investing in securities which, in the Adviser's opinion, appear to be undervalued by the market relative to their "intrinsic value" as determined by the Adviser. The Fund also may invest in equity and debt securities selected on other bases and engage in transactions involving leverage, arbitrage, options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, futures and related options.


   The Fund's address is 45 Broadway, New York, New York 10006, and its telephone number is (212) 943-9200 or (800) 451-3623.


   This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 1996 a copy of which may be obtained from Arnhold and S. Bleichroeder, Inc., the Fund's Distributor, upon request by writing to 45 Broadway, New York, New York 10006, or telephoning (212) 943- 9200 or (800) 451-3623.


                                    ------

                              TABLE OF CONTENTS

                                                                                     Cross-Reference
                                                                                       to Page in
                                                                          Page         Prospectus
                                                                        --------   -------------------
Additional Investment Information  ..................................       2               2
Investment Restrictions  ............................................      14               9
Directors, Officers and Principal Stockholders  .....................      16               9
Adviser  ............................................................      18               9
Distributor  ........................................................      19              11
Portfolio Transactions and Brokerage  ...............................      19              11
Stockholder Investment Account  .....................................      21              13
Taxes  ..............................................................      21              14
Performance Information  ............................................      22              16
Custodian, Transfer and Dividend Disbursing Agent and Independent
  Accountants .......................................................      23              16
Organization and History of the Fund  ...............................      23
Report of Independent Accountants  ..................................     F-8


                      ADDITIONAL INVESTMENT INFORMATION

   The Fund's investment objective is to achieve capital appreciation by pursuing a flexible investment strategy emphasizing investment in domestic and to a lesser extent foreign equity and debt securities believed by the Adviser to be undervalued in their respective trading markets. The Adviser believes the Fund's exposure to loss may be limited by investing part of or all its assets in securities believed by the Adviser to be undervalued by the market. The Fund is a non-diversified investment company and as such the Fund's assets may be invested in a limited number of issues; thus, there may be a greater risk in an investment in the Fund when compared with an investment in a diversified investment company. See "Highlights -- Special Characteristics and Risk Factors" and "Investment Objective and Policies" in the Prospectus.

                            HIGH YIELD SECURITIES

   The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds, sometimes called "junk bonds," have been found to be less sensitive to interest rate changes than higher- rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Additionally, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's net asset value. Furthermore, to the extent the Fund purchases high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby are more volatile than securities which pay interest periodically and in cash.

   High yield bonds present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises those provisions in a declining interest rate market and the Fund replaces the security with a lower yielding security, the Fund's income will be reduced. Also, if interest rates increase, declines in the value of high yield bonds held by the Fund will decrease its net asset value. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds when independent investment judgment may indicate otherwise. In that case, the asset base upon which the Fund's expenses can be spread will be decreased, the Fund's expense ratio will be increased and its rate of return decreased.

   It is likely that there will be thin trading markets for high yield bonds. It may, therefore, be difficult to value accurately the high yield bonds, if any, in the Fund's portfolio and judgment will play a greater role in valuation because there may be less reliable objective data available. The Fund also may have difficulty selling the high yield bonds. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. If the Fund acquires illiquid or restricted high yield bonds, those securities may involve special registration requirements, liabilities, costs, and liquidity and valuation difficulties.

   Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

   If the Fund invests in zero coupon or pay-in-kind securities, it will be subject to special tax considerations related to those securities. The Fund will have to report the interest on those securities as income even though it receives no cash interest until the security's maturity or payment date. Shareholders will be taxed on that interest even if the Fund does not distribute cash to them. In order to pay taxes on that interest, shareholders may have to redeem some of their shares to pay tax or the Fund may have to sell some of its assets to distribute cash to shareholders or borrow to satisfy distribution requirements. Those actions would be likely to reduce the Fund's assets and thereby increase its expense ratio and decrease its rate of return.

   Certain risks are associated with using credit ratings as a method for evaluating high yield bonds. As credit agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser continuously monitors the issuers of high yield bonds in its portfolio to determine if the issuers, in the Adviser's opinion, will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the bonds' liquidity so the Fund can meet redemption requests. Achievement of the Fund's investment objective may be more dependent on the Adviser's own credit analysis than in the case of higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.

                              FOREIGN SECURITIES

   The Fund may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligation, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency held by the Fund for foreign denominated securities purchases also may be subject to similar risks. The Fund's foreign securities and currencies will be held by its Custodian, an "eligible foreign custodian" or a "qualified U.S. bank," as those terms are defined in the Investment Company Act. The Custodian will hold the Fund's foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law.

                             OPTIONS TRANSACTIONS

INTRODUCTION

   The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting the Fund's investment risk and augmenting its investment return. The Adviser expects, however, the amount of Fund assets to be involved in options transactions to be small relative to the Fund's investment in equity and/or debt securities. Accordingly, it is expected that only a relatively small portion of the Fund's investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on securities and on stock indices that are traded on a securities exchange or in the over-the-counter market.

   The following discussion sets forth the principal characteristics of, and risks associated with, certain transactions involving options on securities and on stock indices. Investors in the Fund should carefully read the following discussion because the information set forth therein is important to an understanding of certain of the techniques which the Fund may use in seeking to limit its investment risk and enhance its investment return.

GENERAL CHARACTERISTICS OF AND LIMITATIONS APPLICABLE TO OPTIONS

   A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

   A put option is a similar contract. It gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument, the price volatility of the underlying financial instrument, the remaining term of the option, supply and demand of such options and interest rates.

   Securities exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund's ability to purchase or sell options on particular securities and on stock indices. Additionally, the extent to which the Fund may engage in call option transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Taxes" below.

COVERED OPTION WRITING

   The Fund may write "covered" call and put options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or increases in the prices of securities which the Fund intends to purchase. A call option on an equity or debt security written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option on an equity or debt security written by the Fund is also covered if the Fund holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with the Fund's Custodian. A call option which the Fund writes on a stock index is covered if the Fund owns a portfolio of securities which correlates with the stock index or segregates in an account with its Custodian cash, or cash equivalents, equal to the total market value of the call option. A call option written by the Fund on a futures contract is covered if the Fund owns a long position in the underlying futures contract or segregates in an account with its Custodian cash, or cash equivalents, equal to the then current market value of the underlying futures contract.

   A put option written by the Fund on an equity or debt security is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its Custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or lower than the exercise price of the put written if the difference is maintained in a segregated account with the Fund's Custodian. A put option written by the Fund on a stock index is covered if the Fund maintains in a segregated account with its Custodian cash, or cash equivalents, equal to the total market value of the put option. A put option written on a futures contract is covered if the Fund owns a short position in the underlying contract or segregates, in an account with its Custodian, cash or cash equivalents equal to the then current market value of the underlying futures contract.

   One reason for writing options on a securities portfolio of equity and debt securities or on stock indices is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

   Another reason for writing options on a securities portfolio or on stock indices is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase, in the case of a put option. If the security or stock index underlying a covered call option written by the Fund declines, or fails to appreciate sufficiently to result in the call being exercised, the Fund will realize income equal to the amount of the premium it received for the option. That income may wholly or partially offset any decline in the value of the Fund's portfolio securities. If the value of the security or stock index underlying a covered put option written by the Fund increases and the covered put expires unexercised, the Fund may realize income equal to the amount of the premium it received for the option. That income may offset increases in the prices of securities which the Fund purchases subsequent to its writing of the put option.

   Options written by the Fund will normally have expiration dates not more than nine months from the date written. The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the times options are written by the Fund.

   If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, the Fund may be required to deliver securities or cash and may thereby forego some of or all the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund. The Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering that security from its existing portfolio, in which case additional brokerage commissions or other transaction costs will be incurred. Under those circumstances, the market price of the security to be delivered in accordance with the exercise notice may have increased above the exercise price of the call option. If a decrease occurs in the security or stock index underlying a put option written by the Fund and it is exercised, the Fund may incur a loss. The Fund also may incur brokerage commissions in connection with its purchase of the security underlying the put option.

   So long as the obligation of an option writer continues, the writer may be assigned an exercise notice requiring in the case of a call, delivery of, or, in the case of a put, purchase of the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as was previously sold. However, a writer may not effect a closing purchase transaction after notification of the exercise of an option. Further, there is no assurance that the writer will be able to effect a closing purchase transaction for particular options. See "Closing Purchase and Sale Transactions." To secure its obligation to deliver the underlying security in the case of a call option traded on an exchange, or to pay for the underlying security in the case of a put option traded on an exchange, a writer of a covered option is required to deposit in escrow the underlying security or other assets in accordance with rules of the Options Clearing Corporation (the "Clearing Corporation"), of the national securities exchanges (the "Exchanges"), and of the National Association of Securities Dealers.

PURCHASING PUT AND CALL OPTIONS ON EQUITY OR DEBT SECURITIES AND ON STOCK
INDICES

   The Fund may purchase put options on equity or debt securities and on stock indices. One purpose of the Fund's purchase of such options is to hedge against declines in the value of its portfolio securities. When the Fund purchases an equity or debt security because the Adviser believes the market price of that security may rise, the Adviser may nonetheless wish to protect the Fund's holdings of the security against a decline in market value by purchasing a put option on that security or on a stock index. Such protection is provided during the life of the put by entitling the Fund to sell the underlying security at the exercise price of the put or to receive cash if the underlying index falls below the exercise price. When the Adviser anticipates a general market or market sector decline, or a decline in the market prices of specific equity or debt securities, the Adviser may seek to increase the Fund's investment return by purchasing a put on a stock index or on those equity or debt securities. An increase in investment return may be achieved by exercising the put when the market price of the underlying security or, in the case of a put on a stock index, the underlying index has sufficiently declined. However, if the value of a security underlying a put option or the general market or a market sector does not decline sufficiently when the Fund has purchased a put option on a specific security or stock index, that option may result in a loss to the Fund. See "Risks of Options on Indices" below.

   The Fund also may purchase call options on equity or debt securities and on stock indices. One purpose of the Fund's purchase of such options is to hedge against an increase in the price of securities that the Fund intends ultimately to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on a specific security or stock index, that option may result in a loss to the Fund. See "Risks of Options on Indices" below.

CLOSING PURCHASE AND SALE TRANSACTIONS ON AN EXCHANGE

   If the writer of an option contract wishes to terminate the obligation under that contract, a "closing purchase transaction" may be effected. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position in an option will be cancelled by the options exchange on which the option is traded. However, an option writer may not effect a closing purchase transaction after receiving notification of the exercise of an option. Likewise, an investor who is the holder of an option contract may liquidate his or her position by effecting a "closing sales transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In any such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of the options and upon the subsequent disposition or acquisition of securities underlying the exercised call or put options, respectively. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or a clearing corporation may not be adequate at all times to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by a clearing corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an Exchange of special procedures which may interfere with the timely execution of customer's orders. However, The Options Clearing Corporation, based on forecasts provided by the Exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and the Exchanges have advised that clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

   The Fund will realize a gain or loss on a closing transaction corresponding to the difference between the price of that transaction and the price of the original transaction. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying financial instrument, any loss resulting from a closing purchase or sale transaction is likely to be offset in whole or in part by appreciation of the underlying financial instrument if it is owned by the Fund.

                           OPTIONS ON STOCK INDICES

LIMITATIONS ON THE WRITING OF CALL OPTIONS ON STOCK INDICES

   Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its Custodian any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The Fund will write call options on broadly based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

   If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call option on an index whose exercise price is below the level of the stock index ("in the money") at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government or other high grade short-term debt obligations equal in value to the amount by which the call option is in-the-money times the multipler times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call option on the same index as the call option written where the exercise price of the call option held is equal to or less than the exercise price of the call option written, or greater than the exercise price of the call options written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

RISKS OF OPTIONS ON INDICES

   In addition to the risks generally associated with options, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, successful use by the Fund of options on indices would be subject to the Adviser's ability correctly to predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than those used in predicting changes in the prices of individual stocks. The Fund's ability to hedge effectively through the use of options on stock indices also depends on the degree to which price movements in the underlying index correlate with price movements in the hedged securities. The Fund therefore bears the risk that prices of hedged securities will not move in the same amount as the prices of options. It is also possible that there may be a negative correlation between the index and the hedged securities, which could result in a loss on both such securities and the option.

   Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund. However, it is the Fund's policy to purchase or write options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

   Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the "CBOE 100"). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on index options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently so that risks in accordance with such transactions are not greater than risks generally expected in connection with options on stocks.

SPECIAL RISKS OF WRITING CALLS ON INDICES

   If the Fund is assigned an exercise notice on a call it has written, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

                              FUTURES CONTRACTS

FINANCIAL AND CURRENCY FUTURES

   An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Interest rate futures contracts can be purchased and sold with respect to government debt of nations of the U.S., Europe and Japan. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Currency futures contracts are traded with respect to the currencies of most of the nations of Western Europe and Japan. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as "financial futures contracts"). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract. Stock index futures contracts can be purchased or sold in the U.S., Europe and Japan.

   In contrast to the purchase or sale of a security, nothing is paid or received by the Fund upon purchase or sale of a financial or currency futures contract. Instead, the Fund will be required initially to deposit with the futures commission merchant an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions differs from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close a position by taking an offsetting position which will terminate the Fund's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Fund expects most financial or currency futures contracts to be terminated by offsetting transactions.

OPTIONS ON FUTURES CONTRACTS

   An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Options currently can be purchased or sold with respect to interest rate futures contracts on U.S. Treasury Bonds, and with respect to stock index futures contracts on the Standard & Poor's 500 Stock Index. Options also currently can be purchased or sold with respect to currency futures contracts on the British Pound, Deutschemark, Swiss Franc, Japanese Yen, U.S. Dollar, Australian Dollar and the Canadian Dollar. An option on a currency or financial futures contract can be purchased and sold on the same exchanges or boards of trade as the underlying futures contract.

REGULATION OF FUTURES CONTRACTS AND RELATED OPTIONS

   In purchasing and selling futures contracts and related options, the Fund will comply with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is exempted from regulation as a "commodity pool operator." The Fund will acquire futures and related options solely for "bona fide hedging" purposes within the meaning and intent of the Commodity Exchange Act and regulations promulgated thereunder by the CFTC.

   The Fund will only sell futures contracts or purchase puts and write calls thereon to offset expected declines in the value of specific portfolio holdings, provided the aggregate contract amount of such futures and related options does not exceed the total market value of those holdings, as adjusted for the historic volatility of the instruments being hedged. The Fund will only purchase futures contracts or write puts and purchase calls thereon, provided it creates a segregated account with its Custodian consisting of cash, U.S. Government Securities or other appropriate high-grade debt obligations in an amount equal to the total market value of any such futures contracts and related options, less the amount of premium and/or initial margin for such contracts. Such segregated account will be marked-to-market on a daily basis to reflect the current value of any such futures contracts and related options, less the amount of premium and/or initial margin for such contracts and related options.

HEDGING WITH FUTURES CONTRACTS AND RELATED OPTIONS

   The Fund may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and resulting increase in the market price of debt securities the Fund intends to acquire. The Fund may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and resulting decline in the market price of debt securities the Fund owns. The Fund may purchase a currency futures contract to hedge against anticipated increases in the value of currency the Fund intends to acquire for prospective securities purchases relative to the value of currency the Fund is holding. The Fund may also sell a currency futures contract in anticipation of a decrease in the value of currency the Fund is holding or in anticipation of the sale of a portfolio security. The Fund may purchase a stock index futures contract as a hedge against an anticipated general market or market sector advance which may increase the market price of equity securities the Fund intends to buy. The Fund may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio of equity securities.

   The Fund may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, the Fund may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency the Fund intends to purchase, the Fund may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

   There are several risks associated with the Fund's use of financial and currency futures and related options as hedging devices. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risks of imperfect correlation increases as the composition of the Fund's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, the Fund may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.

To compensate for the imperfect correlation of movements in the price of securities or currency being hedged and movements in the price of financial or currency futures contracts and related options, the Fund may buy or sell financial or currency futures contracts and related options in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility, respectively, of the index, debt securities or currency underlying financial or currency futures contracts or related options. Conversely, the Fund may buy or sell fewer financial or currency futures contracts and related options if the historical volatility of the price of hedged securities or currency is less than the volatility of the index, debt securities or currency underlying futures contracts or related options. It is also possible that, where the Fund has sold financial futures or currency contracts or sold calls or purchased puts thereon to hedge its portfolio against a decline in the equity or debt securities or currency, the price may advance and the value of securities or currency held in the Fund's portfolio may decline.

   Where financial or currency futures contracts or related options are purchased to hedge against possible increases in the price of equity or debt securities or currency before the Fund is able to acquire such securities or currency in an orderly fashion, it is possible that the prices of the securities or currency may instead decline. If the Fund at that time decides not to acquire the securities or currency because of concern as to further market decline or for other reasons, the Fund will realize a loss on the futures contract or related option that is not offset by a reduction in the price of securities or currency purchased.

   Successful use of financial futures contracts and related options by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. For example, if the Fund has hedged against the possibility of a decline in the price of securities or the relative value of currency held in its portfolio and the aggregate price of those securities or the relative value of currencies increases instead, the Fund will lose part or all the benefit of the increased value of the hedged securities or currency because it will have offsetting losses on its futures or options positions. Additionally, in such situations, if the Fund has insufficient cash, it may have to sell securities or currency to meet daily variation margin payments. Sales of securities or currency under those conditions may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities or currency at a time when it may be disadvantageous to do so.

   A financial or currency futures position may be closed by the sale of an identical contract where the Fund has previously purchased a futures contract and by the purchase of an identical contract where the Fund has previously sold a futures contract. Gain or loss to the Fund will correspond to the difference in the price of the original transaction and that of the closing transaction. Positions in financial and currency futures and related options may be closed out only on an exchange or board of trade which provides a secondary market for such futures. The Fund intends to purchase or sell futures and related options on commodities exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures or related option contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts or related options have been used to hedge securities or currency held in the Fund's portfolio, such securities or currency will not be sold until the futures contract or related option can be terminated. In those circumstances, an increase in the price of the securities or currency, if any, may partially or completely offset losses on the futures contract or related option. However, as described above, there is no guarantee that the price of the securities or currency will, in fact, correlate with the price movements in futures contracts or related options and thereby offset losses on futures contracts or related options. The Fund may also participate in futures and related option transactions in the over-the-counter market, see "Special Risks of Over-The-Counter Transactions" below.

   The Fund intends, to the extent consistent with its bona fide hedging strategies, to purchase and sell financial or currency futures contracts and related options on the stock index, debt security or currency for which it can obtain the best price, with consideration also given to liquidity. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund's ability to purchase or sell options on futures contracts. Additionally, the extent to which the Fund may engage in call option transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Taxes" below.

SPECIAL RISKS OF OVER-THE-COUNTER TRANSACTIONS

   Transactions in options and futures contracts and related options traded over-the-counter ("OTC transactions") differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefuly monitored by the Adviser and verified in appropriate cases.

   As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

   It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid. See "Illiquid Securities" below.

                                   WARRANTS

   The Fund may invest in warrants (other than those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity securities at a set price within a specific period of time. Warrants are speculative in nature because they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

                 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other high grade debt obligations having value equal to or greater than such commitments. The Fund will limit when-issued and delayed delivery transactions to those in which the date for delivery and payment falls within 120 days of the date of the commitment. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of those securities in the daily computation of its net asset value. The principal risk involved in acquiring securities on a when-issued or delayed delivery basis is that the securities subject to the when-issued or delayed delivery commitment may not be issued or delivered. Under those circumstances, the Fund may incur a loss, as any profit attributable to a when-issued or delayed delivery transaction would have been reflected in the Fund's net asset value prior to issuance or delivery of the subject securities. On delivery dates for such transactions, the Fund may meet its obligations from maturities or sales of the securities held in the separate account and/or from then-available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio acquisitions, incur a gain or loss due to market fluctuation.

                            LENDING OF SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate 33 1/3 % of the value of the Fund's net assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act and has no current intention of committing more than 5% of the value of its net assets to portfolio loans. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which may be invested in short-term obligations.

   However, loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. Further, a loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

                                  BORROWING

   The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Fund or any of its affiliates) and investing the borrowed funds. The Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes. The Fund may pledge its assets to secure those borrowings. Any borrowings by the Fund will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of the Fund's assets at any time should fail to meet the 300% asset coverage described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Interest on money borrowed is an expense of the Fund which it would not otherwise incur so that it may have little or no net investment income during periods when its borrowings are substantial.

   Borrowing for investment increases both investment opportunity and investment risk. Since substantially all the Fund's assets fluctuate in value, whereas the obligation resulting from the borrowing is fixed, the net asset value per share of the Fund will tend to increase more when portfolio assets increase in value, and decrease more when portfolio assets decrease in value, than would otherwise be the case. This factor is known as leverage.

                            REPURCHASE AGREEMENTS

   The Fund may purchase securities and concurrently enter into "repurchase agreements." A repurchase agreement typically involves a purchase by the Fund of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the Fund will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be held by the Fund's Custodian, either physically or in a book entry account. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Should the value of the underlying security decline below the resale price or the financial institution default in its obligation to repurchase the securities, the Fund might sustain a loss. In the event of the bankruptcy or insolvency of the financial institution, the Fund may be delayed in realizing upon the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the Fund if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the United States Bankruptcy Code. The Fund intends to invest no more than 5% of its net assets in repurchase agreements of greater than seven days' maturity.

                        REVERSE REPURCHASE AGREEMENTS

   A reverse repurchase agreement involves the sale of a debt security held by the Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement.


   The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing in which the Fund might be involved. See "Borrowing" above. The Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one third of the value of the Fund's net assets computed at the time the reverse repurchase agreement is entered into. The Fund, however, has no current intention of investing more than 5% of the value of its net assets in reverse repurchase agreements.


   The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account with the Fund's Custodian consisting of U.S. Government Securities or cash or cash equivalents.

                                 SHORT SALES

   The Fund may make short sales and short sales against-the-box but currently intends to invest no more than 5% of the value of its net assets in such transactions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security. That borrowing arrangement, which may subject the Fund to payment of a premium, obligates the Fund to replace the borrowed security at its market price. The Fund may incur a loss with respect to a short sale transaction, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

   A short sale against-the-box is a short sale where, at the time of the short sale, the Fund owns, or has the immediate and unconditional right, at no extra cost, to obtain securities identical to those subject to the short sale.

   The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market values of all securities sold short is one-third or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets. The Fund's obligation to replace the security borrowed in connection with a short sale will be secured by collateral consisting of cash or U.S. Government Securities. Additionally, the Fund will be required to deposit similar collateral in a segregated account with its Custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Fund ordinarily will not receive interest on cash collateral although the Fund will be entitled to receive interest on collateral represented by U.S. Government Securities.

   If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of the transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with the short sale.

                             ILLIQUID SECURITIES

   The Fund may invest up to 10% of its net assets (determined at the time of investment) in securities for which market quotations are not readily available, in repurchase agreements which have a maturity longer than seven days, and in securities subject to restrictions on resale.

                            ARBITRAGE TRANSACTIONS

   The Fund also may engage in arbitrage transactions involving the simultaneous purchase of securities on one exchange and sale of those securities on another exchange to take advantage of pricing differences on the exchanges. The Fund will incur a gain to the extent that the sales price of the securities exceeds the purchase price, and a loss to the extent that the purchase price of the securities exceeds the sales price. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices equalling or exceeding the purchase price of those securities. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade.

                           INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental polices are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Restrictions or limits not included in the following list, but described elsewhere in this document and the Fund's Prospectus, are not fundamental policies and may be changed at the discretion of the Board of Directors.

   The Fund may not:

       1. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities.
       2. Concentrate its assets in the securities of issuers engaged in specific industries or industry groups.
       3. Change its sub-classification under the Investment Company Act of 1940 from non-diversified to diversified.
       4. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts is not considered the purchase of a security on margin.
       5. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding one-third of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor the purchase or sale of options on futures contracts are deemed to be the issuance of a senior security.
       6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.
       7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.
       8. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.
       9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       10. Make investments for the purpose of exercising control.
       11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.
       12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.
       13. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 10% of the Fund's net assets) and (ii) loans of portfolio securities.
       14. Purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent of the voting securities of any issuer to be held by the Fund.
       15. Borrow, pledge, mortgage, or hypothecate its assets in an amount exceeding one-third of its total assets.
       16. Invest more than ten percent of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

                           ADDITIONAL RESTRICTIONS:

   The following restrictions are not considered to be fundamental policies of the Fund. Nevertheless, the Fund will comply with them as long as they are required by any state where the Fund's shares are offered for sale.

The Fund may not:

       1. Invest in real estate limited partnership interests except that it may invest in limited partnership interests of real estate master limited partnerships whose interests are traded on the New York Stock Exchange.
       2. Invest in oil, gas or other mineral leases.

                DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS


   Pertinent information concerning the Fund's directors and officers is set forth below. Some of the Fund's directors and officers are employees of Arnhold and S. Bleichroeder, Inc. (the "Distributor" and "Underwriter"), Arnhold and S. Bleichroeder Advisers, Inc. (the "Adviser") and affiliates of Arnhold and S. Bleichroeder, Inc. At least a majority of the Fund's Board of Directors will not be "interested persons" of the Fund as that term is defined in the Investment Company Act.


                                              Position with                        Principal Occupation
         Name and Address(1)                    the Fund                            During Past 5 Years
        -------------------                  ---------------                       ----------------------
*Henry H. Arnhold ..................  Director and Chairman           Co-Chairman of the Board since 1994, previously
                                      of the Board                       Chairman of the Board, Arnhold and S. Bleichroeder,
                                                                         Inc.; Director, Aquila International Fund Ltd.,
                                                                         First Eagle International Fund, Inc.; Trustee,
                                                                         The New School for Social Research.
Candace K. Beinecke ................. Director                          Partner, Hughes Hubbard & Reed; Director, Jacob's
    Hughes Hubbard & Reed                                                Pillow Dance Festival, Inc., and Historic
    One Battery Park Plaza                                               Preservation Projects Inc.; Director and
     New York, New York 10004                                            Treasurer, Merce Cunningham Dance Foundation,
                                                                         Inc.
                                                                       Director, Continental Grain Company; President and
 Paul Fribourg .....................  Director                           Chief Operating Officer, Continental Grain
    Continental Grain Company                                            Company since 1994; previously Executive Vice
    277 Park Ave.                                                        President, Commodity Marketing Group and
    New York, New York 10172                                             President, World Grain Group of Continental Grain
                                                                         Company; Director, ContiFinancial Corporation
                                                                         and First Eagle International Fund, Inc.
                                                                       Senior Advisor, Strategic Investment Partners,
 K. Georg Gabriel ..................  Director                           Inc.; Director, First Eagle International Fund,
    2401 Tracy Place, N.W.                                               Inc.; Member, Investment Committee, Eugene and
    Washington, D.C. 20008                                               Agnes Meyer Foundation.
 Ralph E. Hansmann..................  Director                          Private Investor; Director, Schroder Capital
    40 Wall Street                                                       Management Inc. and Verde Exploration, Ltd.;
    Suite 4201                                                           Trustee Emeritus, Institute for Advanced Study;
    New York, New York 10005                                             Trustee and Treasurer, New York Public Library;
                                                                         Life Trustee, Hamilton College.

*Michael M. Kellen  ................  Director and Vice                Director and Senior Vice President, Arnhold and S.
                                      Chairman of the Board              Bleichroeder, Inc.; Director and Vice Chairman
                                                                         of the Board, First Eagle International Fund,
                                                                         Inc.
*Stephen M. Kellen .................  Director                         Co-Chairman of the Board since 1994, previously
                                                                         President, Arnhold and S. Bleich- roeder, Inc.;
                                                                         Director, First Eagle International Fund, Inc.;
                                                                         Trustee, The Carnegie Hall Society; Trustees
                                                                         Council of The National Gallery of Art; Trustee,
                                                                         WNET/ Thirteen.
 Walter Oechsle ....................  Director                          Managing General Partner and Chief Investment
    Oechsle International Advisors                                       Officer, Oechsle International Advisors; Former
    One International Plaza                                              President and Chief Investment Officer, Putnam
    Boston, Massachusetts 02110                                          International Advisors.


                                              Position with                        Principal Occupation
         Name and Address(1)                    the Fund                            During Past 5 Years
        -------------------                  ---------------                       ----------------------
*Stanford S. Warshawsky.............  Director                         Co-President since 1994, Director and Secretary,
                                                                         previously Vice Chairman of the Board, Arnhold
                                                                         and S. Bleichroeder, Inc.; Director and Chairman
                                                                         of the Board, First Eagle International Fund,
                                                                         Inc.; Director, German-American Chamber of
                                                                         Commerce.
 Keith S. Wellin ...................  Director                         Private Investor, Former Vice Chairman, Dean Witter
    345 Avenue of the Americas                                           Reynolds, Inc.; Director and Chairman of the Board,
    29th Floor                                                           Moorco International, Inc.; Trustee, Hamilton
    New York, New York 10105                                             College.
John P. Arnhold  ..................   Co-President and                 Co-President since 1994 and Director, Arnhold and
                                      Co-Chief                           S. Bleichroeder, Inc.; Director, Aquila
                                      Executive Officer                  International Fund Limited and the Global Beverage
                                                                         Fund Limited; President, First Eagle
                                                                         International Fund, Inc.
 Harold J. Levy....................   Co-President and                 Portfolio Manager, Arnhold and S. Bleichroeder
                                      Co-Chief Executive                 Advisers, Inc.; Senior Vice President, Arnhold
                                      Officer                            and S. Bleichroeder, Inc.; Director since 1993,
                                                                         American Buildings Company.
 David L. Cohen....................   Vice President                   Portfolio Manager, Arnhold and S. Bleichroeder
                                                                         Advisers, Inc.; Senior Vice President from 1993
                                                                         and previously Vice President, Arnhold and S.
                                                                         Bleichroeder, Inc.
 Martha B. Pierce .................  Secretary and                     Assistant Vice President since 1994, previously Fund
                                     Assistant Treasurer                Administrator, Arnhold and S. Bleichroeder, Inc.;
                                                                        Secretary and Assistant Treasurer, First Eagle
                                                                        International Fund, Inc.
Robert Miller .....................  Treasurer, Chief                 Senior Vice President, Arnhold and S. Bleichroeder,
                                     Accounting Officer and             Inc.; Treasurer and Chief Accounting Officer,
                                     Chief Financial Officer            First Eagle International Fund, Inc.
 Tracy L. LaPointe.................. Assistant Vice President         Vice President, Arnhold and S. Bleichroeder, Inc.;
                                                                        Assistant Vice President, First Eagle
                                                                        International Fund, Inc.
 Charles J. Rodriguez  ............. Assistant Vice President         Senior Vice President, Arnhold and S. Bleichroeder,
                                                                         Inc.; Assistant Vice President, First Eagle
                                                                         International Fund, Inc.
 Richard Peterfreund ............... Assistant Secretary              Fund Administrator since 1992, previously Operation
                                                                         Liaison, Arnhold and S. Bleichroeder, Inc.;
                                                                         Assistant Secretary, First Eagle International
                                                                         Fund, Inc.

------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Arnhold and S. Bleichroeder, Inc.
  (1) Unless otherwise stated the address is: Arnhold and S. Bleichroeder, Inc., 45 Broadway, New York, New York 10006.


      Henry H. Arnhold is the father of John P. Arnhold. Stephen M. Kellen is the father of Michael M. Kellen. Henry H. Arnhold and Stephen M. Kellen are first cousins by marriage.


   The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to the functions set forth under "Distributor," review such actions and decide on general policy.


   The Fund pays each of its directors who is not an interested person of the Fund annual compensation of $5,000 plus $500 per meeting of the Board of Directors and certain out-of-pocket expenses. Messrs. Fribourg and Gabriel also serve as directors for an affiliated investment company, First Eagle International Fund, Inc. The following table sets out the compensation received by each of the Directors from the Fund and an affiliated fund, First Eagle International Fund, Inc. for the fiscal year ended October 31, 1995.

                                                       Total Aggregate
                                                    Compensation from the
                          Aggregate Compensation    Fund and First Eagle
          Name                from the Fund       International Fund, Inc.
          ----            ----------------------  ------------------------
Henry H. Arnhold  .....                0                         0
Paul Fribourg  ........           $6,000                   $11,500
K. Georg Gabriel  .....           $6,500                   $13,500
Ralph E. Hansmann  ....           $6,500                   $ 6,500
Michael M. Kellen  ....                0                         0
Stephen M. Kellen  ....                0                         0
Walter Oechsle  .......           $6,000                   $ 6,000
Stanford S. Warshawsky                 0                         0
Keith S. Wellin  ......           $6,500                   $ 6,500


The Fund does not pay any compensation to interested directors of the Fund.


   As of February 1, 1996 the directors and officers of the Fund, as a group, owned approximately 336,647 shares or 4.2% of the outstanding common stock of the Fund.


   As of February 1, 1996, Central National Gottesman Inc., Three Manhattanville Road, Purchase, NY 10577, owned beneficially and of record approximately 14.2% of the Fund's outstanding shares; New York Foundation Inc., 350 Fifth Avenue, New York, NY 10118, and Fox & Co., P.O. Box 976, New York, NY 10268, each owned beneficially and of record approximately 5.8% of the Fund's outstanding shares; Arnhold and S. Bleichroeder, Inc. Profit Sharing Plan, 45 Broadway, New York, NY 10006, owned beneficially and of record approximately 5.5% of the Fund's outstanding shares; and The New York Botanical Garden, 200th Street & Southern Boulevard, Bronx, NY 10458 owned beneficially and of record approximately 5% of the Fund's outstanding shares.


   Directors and employees of the Fund, Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc., are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Fund's Code of Ethics, which was approved by the Boards of Directors of the Fund and Arnhold and S. Bleichroeder, Inc.


                                     ADVISER


   Arnhold and S. Bleichroeder Advisers, Inc. provides investment advisory services as the Fund's investment adviser. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee of 1.25% of the Fund's average daily net assets. This fee described in the Prospectus under "Adviser -- Management Fee" is accrued daily and is payable quarterly. For the fiscal years ended October 31, 1993, 1994 and 1995, Arnhold and S. Bleichroeder, Inc. earned advisory fees of $2,303,890, $1,829,008 and $1,868,672, respectively, pursuant to the prior advisory agreement.


   The Advisory Agreement further provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The prior Advisory Agreement was last approved by the Board of Directors of the Fund, including all of the directors who are not interested persons as defined in the Investment Company Act, on February 14, 1995 and by the shareholders on October 12, 1995. Additionally, by unanimous written consent on December 15, 1995, the directors approved the assignment of the prior Advisory Agreement from Arnhold and S. Bleichroeder, Inc. to Arnhold and S. Bleichroeder Advisers, Inc.


   Arnhold and S. Bleichroeder, Inc. pays compensation of and furnishes office space for officers and employees connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Adviser or any of its affiliates. Arnhold and S. Bleichroeder, Inc. receives a services fee of .25% of the Fund's average daily net assets pursuant to a services agreement approved by the Board of Directors. This fee covers expenses incurred for shareholder communications and other services to the Fund.


                                 DISTRIBUTOR

   Arnhold and S. Bleichroeder, Inc., a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ("NASD"), serves as the distributor of the Fund's common stock. Arnhold and S. Bleichroeder, Inc. is engaged in the investment advisory, securities brokerage and underwriting businesses. The Fund's shares are continuously offered on an agency basis on behalf of the Fund, at the net asset value next determined after receipt of payment by Arnhold and S. Bleichroeder, Inc., pursuant to a Distribution Agreement with the Fund (the "Distribution Agreement"). See "Net Asset Value" in the Prospectus. Arnhold and S. Bleichroeder, Inc. assumes the expenses related to distributing the Fund's shares. Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Arnhold and S. Bleichroeder, Inc. against certain liabilities under the Securities Act of 1933, as amended (the "Securities Act").

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiation of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Adviser.


   Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Arnhold and S. Bleichroeder, Inc. in any transaction in which Arnhold and S. Bleichroeder, Inc. acts as principal. Thus, it will not deal with Arnhold and S. Bleichroeder, Inc. acting as market maker, and it will not execute a negotiated trade with Arnhold and S. Bleichroeder, Inc. if execution involves Arnhold and S. Bleichroeder, Inc. acting as principal with respect to any part of the Fund's order.


   Portfolio securities may not be purchased from any underwriting or selling group of which Arnhold and S. Bleichroeder, Inc., during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


   In placing orders for portfolio securities or futures of the Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Arnhold and S. Bleichroeder, Inc. in order to secure the research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.


   Subject to the above considerations, Arnhold and S. Bleichroeder, Inc. may act as a securities broker for the Fund. In order for Arnhold and S. Bleichroeder, Inc. to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Arnhold and S. Bleichroeder, Inc. must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow Arnhold and S. Bleichroeder, Inc. to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Arnhold and S. Bleichroeder, Inc. are consistent with the foregoing standard. Brokerage transactions with Arnhold and S. Bleichroeder, Inc. also are subject to such fiduciary standards as may be imposed by applicable law.


   From time to time the Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from the Fund. This authorization permits cross transactions only between the Fund on one side and clients for which Arnhold and S. Bleichroeder, Inc. acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to Arnhold and S. Bleichroeder, Inc. The Fund will not engage in cross transactions with investment advisory clients of the Adviser or Arnhold and S. Bleichroeder, Inc.

   Purchase or sale confirmations for cross transactions, in addition to indicating the entire amount of transaction charges incurred by the Fund, will indicate the entire amounts of transaction charges incurred by all clients on the other side of the transaction. The Fund will be notified annually of the total number of, and transaction charges, applicable to cross transactions undertaken for the previous year and the total amount incurred for all such trades with the Fund by the clients on the other side of the transactions.

   The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of Arnhold and S. Bleichroeder, Inc. or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Directors of the Fund, including a majority of the directors who are not interested persons thereof, to assure their conformance with the requirements of the Investment Company Act.


   In accordance with Section 11(a) under the Securities Exchange Act of 1934, Arnhold and S. Bleichroeder, Inc. may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written agreement executed by the Fund and Arnhold and S. Bleichroeder, Inc. The Fund has provided Arnhold and S. Bleichroeder, Inc. with such authorization. Section 11(a) provides that Arnhold and S. Bleichroeder, Inc. must furnish to the Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


   For the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid total brokerage commissions of $644,190, $767,184 and $300,859 respectively of which $277,061, $219,324 and $81,744 respectively, were paid to Arnhold and S. Bleichroeder, Inc. For the fiscal year ended October 31, 1995, brokerage commissions paid by the Fund to Arnhold and S. Bleichroeder, Inc. constituted 27% of the total brokerage commissions paid by the Fund. For the fiscal year ended October 31, 1995, the Fund effected 25% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions through Arnhold and S. Bleichroeder, Inc. Of the total brokerage commissions paid during the fiscal year ended October 31, 1995, $174,434 (or 58%) were paid to firms which provided research, statistical or other services. Arnhold and S. Bleichroeder, Inc. has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                        STOCKHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of shares of the Fund, a Stockholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Stockholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Stockholder Investment Account, the stockholder will be mailed a statement showing the transaction and the status of the Account. Additionally, the Transfer Agent will mail each stockholder of record a quarterly statement of the stockholder's account.


           AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be automatically reinvested. Any stockholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution by returning the check or the proceeds to the Transfer Agent. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

                                    TAXES

   The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all but a de minimis amount of its income and capital gains to its stockholders within time periods prescribed by the Internal Revenue Code. This relieves the Fund (but not its stockholders) from paying federal income tax on income which is distributed to stockholders, and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the stockholders, regardless of how long shares in the Fund are held.

   Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, consist of certain types of qualifying income (the "90% test"); (b) the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months (the "30% test"); and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities). Qualifying income for purposes of the 90% test consists of income derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, gains on the sale or exchange of foreign currencies and other income (including gains from options, futures, or forward contracts) derived from the business of investing in securities or currencies. For purposes of satisfying the 30% test, offsetting positions in certian hedging transactions may be treated as a single investment, with increases and decreases in the value of the positions which are part of the hedge being netted together.

   In order not to be subject to the regular federal corporate income tax, the Fund must, in addition to qualifying as a regulated investment company, distribute to its stockholders at least 90% of its net investment income other than net capital gains earned in each year. In addition, a regulated investment company will be subject to a non-deductible 4% excise tax in any calendar year in which the company does not distribute to its stockholders the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income determined on an October 31 year basis. In light of this provision, the Fund intends to distribute all of its income and capital gains (except a de minimis amount) to its stockholders during the calendar year in which such income is earned and such gains are realized.

   Dividends on stock owned by the Fund will be included in its gross income no later than the date on which the stock becomes ex-dividend with respect to the dividend. If the Fund acquires stock after it becomes ex-dividend and acquires the right to receive the dividend, it must include the dividend in its gross income on the date of acquisition.

   Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year (six months for securities acquired after June 22, 1984 and before January 1, 1988). Other gains or losses on the sale of stock or securities will be short-term capital gains or losses. Certain of the Fund's transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

   Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Generally, a market discount bond is defined as any bond bought by the Fund after April 30, 1993, and after its original issuance, at a price below its face or accreted value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Internal Revenue Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

   Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts ("Section 1256 Contracts") held by a regulated investment company. At the end of each year, Section 1256 Contracts held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, they will be treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual disposition will be treated as long-term capital gain or loss, and the remainder will be treated as short-term gain or loss.

   Offsetting positions held by the Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Internal Revenue Code, which, in certain circumstances, override or modifies the provisions of Sections 1256 and 988. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains.

   Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes.Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

                           PERFORMANCE INFORMATION

   The Fund may advertise its performance in terms of average annual total return for 1, 5, and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 n P(1+T) = ERV

Where:   P      = A hypothetical initial payment of $1,000
         T      = Average annual total return
         n      = Number of years
         ERV    = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

   The calculation (i) assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, (ii) includes all recurring fees that are charged to all shareholder accounts, (iii) assumes complete redemption at the end of the 1, 5, or 10 year periods to determine the ending redeemable value and (iv) does not take into account any federal or state income taxes that may be payable upon redemption.

   The Fund may also advertise aggregate total return, which represents the cumulative change in the value of a hypothetical initial investment of $1,000 in the Fund assuming a constant rate of performance over a stated period of time. Aggregate total return is computed according to the following formula:

                                   ERV - P
                                   -------
                                      P


   Where: P     = A hypothetical initial payment of $1,000
          ERV   = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)


              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                         AND INDEPENDENT ACCOUNTANTS


   The Bank of New York serves as Custodian for the Fund's assets. BISYS Fund Services, Inc. will serve as Transfer and Dividend Disbursing Agent. In those capacities, each of The Bank of New York and BISYS Fund Services, Inc. maintain certain financial and accounting books and records pursuant to agreements with the Fund.


   KPMG Peat Marwick LLP, New York, New York, serves as the Fund's independent accountants and in that capacity examines the Fund's annual financial statements.

                     ORGANIZATION AND HISTORY OF THE FUND

   The Fund was incorporated in Maryland on December 11, 1986.

                      FIRST EAGLE FUND OF AMERICA, INC.

                           Schedule of Investments

                               October 31, 1995

 Shares                                  Common Stock (95.86%)                                Value
               Aerospace/Defense (16.19%)
    44,500     Alliant Techsystems Inc.*                                                   $ 2,069,250
    33,400     Allied Signal Inc.                                                            1,419,500
    41,300     Litton Industries Inc.*                                                       1,636,512
    45,400     Lockheed Martin Corp.                                                         3,092,875
   184,600     Loral Corp.                                                                   5,468,775
    79,400     McDonnell Douglas Corp.                                                       6,490,950
    25,600     Sundstrand Corp.                                                              1,568,000
                                                                                          --------------
                                                                                            21,745,862
               Banking/Financial (23.25%)
    41,700     Citicorp                                                                      2,705,288
    45,700     Dean Witter Discover & Co.                                                    2,273,575
   113,300     Finova Group Inc.                                                             5,126,825
    20,300     First Empire State Corp.                                                      3,994,025
    48,300     First Interstate Bancorp                                                      6,230,700
   145,600     Glendale Federal Bank*                                                        2,329,600
    57,100     Mellon Bank Corp.                                                             2,862,138
    51,900     Midlantic Corp.                                                               2,750,700
    14,100     Wells Fargo & Co.                                                             2,962,762
                                                                                          --------------
                                                                                            31,235,613
               Industrial Products (7.63%)
    30,000     Armstrong World Industries Inc.                                               1,781,250
    56,800     Perkin-Elmer Corp.                                                            1,995,100
     8,000     Triacq Corp.***                                                                  10,000
    45,600     Union Carbide Corp.                                                           1,727,100
    61,100     Varity Corp.*                                                                 2,214,875
    45,300     W. R. Grace & Co.                                                             2,525,475
                                                                                          --------------
                                                                                            10,253,800
               Medical (16.06%)
    42,100     Baxter International Inc.                                                     1,626,112
    68,200     Becton Dickinson & Co.                                                        4,433,000
    34,500     BioWhittaker Inc.*                                                              258,750
    80,800     Caremark International Inc.                                                   1,666,500
   101,100     Humana Inc.*                                                                  2,135,738
    66,600     Mallinckrodt Group Inc.                                                       2,314,350
    44,700     McKesson Corp.                                                                2,134,425
    14,000     Mid Atlantic Medical Services Inc.*                                             278,250
   168,300     Pharmacia AB ADR                                                              5,890,500
    54,200     Physician Corp. of America*                                                     833,325
                                                                                          --------------
                                                                                            21,570,950
               Paper Products (12.77%)
    74,600     Bowater Inc.                                                                  3,301,050
    78,500     Champion International Corp.                                                  4,199,750
    85,000     Harnischfeger Industries Inc.                                                 2,677,500
    85,600     James River Corp. of Virginia                                                 2,749,900
    79,400     Scott Paper Co.                                                               4,228,050
                                                                                          --------------
                                                                                            17,156,250
               Technology (5.71%)
   151,100     Amdahl Corp.*                                                                 1,397,675
    19,900     International Business Machines Inc.                                          1,935,275
   110,000     Perle Systems, Ltd.*                                                            515,625
    38,500     Varian Associates Inc.                                                        1,977,938
   111,200     Wang Laboratories Inc.*                                                       1,848,700
                                                                                          --------------
                                                                                             7,675,213


                                      F-1

Shares                                   Common Stock (95.86%)                                Value
               Transportation (2.32%)
     40,000    Illinois Central Corp.                                                      $  1,530,000
     71,517    Southern Pacific Rail Corp.*                                                   1,591,253
                                                                                          --------------
                                                                                              3,121,253
               Miscellaneous (11.93%)
      7,800    AGCO Corp.                                                                       349,050
     41,400    Dole Food Co.                                                                  1,557,675
    172,600    Host Marriott Corp.*                                                           2,135,925
     51,300    Premark International Inc.                                                     2,372,625
     73,600    Reebok International Ltd.                                                      2,502,400
    151,719    Tejas Gas Corp.*                                                               7,111,828
                                                                                          --------------
                                                                                             16,029,503
                                                                                          --------------
               Total common stock (cost $96,069,865)                                        128,788,444
                                        Preferred Stock (3.42%)
     82,733    Aavid Thermal Technologies, Inc. Series A Convertible Preferred Stock***       2,000,000
        698    Assistive Technology Project Inc. Series A Preferred Stock***                    500,000
     59,040    Shape Technology Inc. Series A Convertible Preferred Stock ***                 1,000,000
     10,900    Triacq Corp. Series A 10% Cumulative Preferred Stock***                        1,090,000
                                                                                          --------------
               Total Preferred Stock (cost $3,590,000)                                        4,590,000
      Units                            Other Investments (.82%)
   16.16162    Euro Outlet Malls, L.P.*** (cost $1,100,000)                                   1,100,000
  Principal                         Short Term Investments (1.93%)
 $1,420,000    US Treasury Bill due 11/24/95                                                  1,415,124
  1,200,000    US Treasury Bill due 1/25/96                                                   1,184,983
                                                                                          --------------
               Total Short Term Investments (cost $2,600,107)                                 2,600,107
               Total Investments (cost $103,359,972)**                                      137,078,551
                                                                                          --------------
               Other liabilities in excess of other assets (2.03%)                           (2,728,371)
                                                                                          --------------
               NET ASSETS (100.00%)                                                        $134,350,180
                                                                                          ==============


*  Non-income producing security.
** Cost for federal income tax purposes is the same.
***Restricted security priced at fair value by the Board of Directors.
   Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 1995 is shown below:

               Security                             Acquisition Date       Cost
                ---------------------------------   ----------------    ------------
               Aavid Thermal Technologies Inc.
               Ser. A Conv. Pfd. Stock                  10/05/93        $1,000,000
               Assistive Technology Project Inc.
               Ser. A Pfd. Stock                         10/3/95        $  500,000
               Euro Outlet Malls, L.P.                  12/30/94        $1,100,000
               Shape Technology Inc.
               Ser. A Conv. Pfd. Stock                  11/29/94        $1,000,000
               Triacq Corp.
               Common Stock                              7/27/95        $   10,000
               Triacq Corp.
               Ser. A. Cum Pfd. Stock                    7/27/95        $1,090,000


  The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE FUND OF AMERICA, INC.

                     STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 1995


 ASSETS:
                 Investments, at value (cost $103,359,972)              $137,078,551
                 Cash                                                        502,732
                 Dividends and interest receivable                            79,581
                 Receivable for investments sold                           1,662,270
                                                                       --------------
                  TOTAL ASSETS                                           139,323,134
                                                                       --------------
LIABILITIES:
                 Payable for investments purchased                         3,660,563
                 Management fee payable                                    1,281,635
                 Accrued operating expenses                                   30,756
                                                                       --------------
                  TOTAL LIABILITIES                                        4,972,954
                                                                       --------------
NET ASSETS                                                              $134,350,180
                                                                       ==============
Net Assets were comprised of:
                 Common stock (par $0.01) authorized: 1,000,000,000
                  shares, outstanding 8,252,291 shares (Note 5)         $     82,523
                 Paid-in-surplus                                          97,700,364
                                                                       --------------
                                                                          97,782,887
                 Net unrealized appreciation on investments               33,718,579
                 Accumulated net realized gain on investments              2,848,714
                                                                       --------------
                  NET ASSETS, October 31, 1995                          $134,350,180
                                                                       ==============
Net Asset Value per share:
 ($134,350,180 / 8,252,291 shares of common stock issued and
  outstanding)                                                                $16.28
                                                                       ==============



  The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE FUND OF AMERICA, INC.

                           Statement of Operations

                     For the year ended October 31, 1995

 INVESTMENT INCOME:
     Dividend income                                    $ 1,361,449
     Interest income                                        459,336
                                                       -------------
        TOTAL INCOME                                      1,820,785
                                                       -------------
EXPENSES:
     Management fee (note 2)                              1,868,672
     Legal fees                                              58,593
     Audit fees                                              52,750
     Transfer agent fees                                     40,336
     Accounting fees                                         42,000
     Directors' fees                                         31,500
     Registration expenses                                   22,823
     Custodian fees                                          17,640
     Printing expenses                                       15,348
     Miscellaneous expenses                                  14,190
                                                       -------------
        TOTAL EXPENSES                                    2,163,852
                                                       -------------
     NET INVESTMENT LOSS                                   (343,067)
                                                       -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                     2,960,207
     Change in unrealized appreciation on investments    20,664,270
                                                       -------------
     NET GAIN ON INVESTMENTS                             23,624,477
                                                       -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $23,281,410
                                                       =============


  The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE FUND OF AMERICA, INC.
                      Statement of Changes in Net Assets

                                                         For the year     For the year
                                                            ended            ended
                                                         October 31,      October 31,
                                                        --------------   --------------
                                                              1995             1994
                                                        --------------   --------------
Increase (decrease) in net assets:
 Operations:
     Net investment loss                                 ($   343,067)   ($    789,943)
     Net realized gain on investments                       2,960,207       16,406,811
     Net change in unrealized appreciation on
        investments                                        20,664,270      (11,473,826)
                                                        --------------   --------------
   Net increase in net assets resulting from
     operations                                            23,281,410        4,143,042
   Dividends and distributions to shareholders:
     Dividends from net investment income                          --               --
     Distribution from prior year's net realized
        gains                                             (15,613,958)     (10,524,162)
   Transactions in fund shares-net                          6,166,760       19,552,917
                                                        --------------   --------------
       Total increase                                      13,834,212       13,171,797
Net Assets:
   Beginning of year                                      120,515,968      107,344,171
                                                        --------------   --------------
   End of year                                           $134,350,180     $120,515,968
                                                        ==============   ==============


  The accompanying notes are an integral part of these financial statements.

                             FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period:

                                                                                                                        April 10,
                                                                      For the year ended                             1987** through
                                                                         October 31,                                   October 31,
                            ----------------------------------------------------------------------------------------   -----------
                             1995      1994        1993        1992        1991        1990        1989        1988        1987
                             ----      ----        ----        ----        ----        ----        ----        ----        ----
Net asset value, beginning
 of year                    $15.45    $16.53      $13.36      $12.35      $10.35      $14.04      $11.65       $9.17      $10.00
Income from investment
  operations
Net investment income
  (loss)                    ($0.04)    (0.12)      (0.22)      (0.15)       0.09        0.16        0.16       (0.03)       0.07
Net gains (losses) on
  securities (both
  realized and
  unrealized)                $2.87      0.66        4.56        1.98        2.20       (2.34)       2.57        2.58       (0.90)
                           -------  --------  ----------   ---------   ---------   ---------  ----------   ---------    ---------
  Total from investment
     operations              $2.83      0.54        4.34        1.83        2.29       (2.18)       2.73        2.55       (0.83)
                           -------  --------  ----------   ---------   ---------   ---------  ----------   ---------    ---------
Less distributions
  Dividends (from net
     investment income)         --       --           --       (0.08)      (0.29)      (0.11)         --       (0.07)        --
  Distributions (from
     capital gains)          (2.00)    (1.62)      (1.17)      (0.74)         --       (1.40)      (0.34)         --         --
                           -------  --------  ----------   ---------   ---------   ---------  ----------   ---------    ---------
  Total distributions       ($2.00)    (1.62)      (1.17)      (0.82)      (0.29)      (1.51)      (0.34)      (0.07)       0.00
                           -------  --------  ----------   ---------   ---------   ---------  ----------   ---------    ---------
Net asset value, end of
    year                    $16.28    $15.45      $16.53      $13.36      $12.35      $10.35      $14.04      $11.65       $9.17
                           -------  --------  ----------   ---------   ---------   ---------  ----------   ---------    ---------


Total Return*                 21.6%      3.8%       35.2%       16.0%       22.7%      (17.7)%      24.2%       28.0%       (8.3)%++
Ratios/supplemental
 data Net assets,
 end of year          $134,350,180 $120,515,968 $107,344,171 $76,599,310 $74,279,164 $66,729,536 $83,619,552 $54,271,271 $27,194,056
Ratio of expenses
 to average net assets         1.9%      1.9%        2.9%        3.0%        2.0%        1.1%        2.0%        3.3%        2.5%+
Ratio of net investment
   income to average net
   assets                     (0.3)%    (0.7)%      (1.5)%      (1.0)%       0.8%        1.3%        1.3%       (0.2)%       1.2%+
Portfolio turnover rate         81%      125%        141%        145%         92%         72%         52%         55%         84%


 * Past performance is not predictive of future performance.
** Commencement of investment operations
+ Annualized
++ Total return not annualized

                      FIRST EAGLE FUND OF AMERICA, INC.

                        Notes to Financial Statements

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES--First Eagle Fund of America, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company and was incorporated in Maryland on December 11, 1986. The Fund had no operations until the sale to Arnhold and S. Bleichroeder, Inc. (the "Adviser" or "ASB") of 10,000 shares of its common stock for $100,000 on February 12, 1987. Investment operations commenced April 10, 1987.

The following is a summary of significant accounting policies:

A. Valuation of Investments--Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Directors determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Directors. A Valuation Committee of the Board of Directors has been established to determine the value of such securities after consultation with the Fund's investment adviser.

B. Accounting for Investments--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the first-in, first-out method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Short Sales: The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a gain. Any gain will be decreased, and any incurred loss increased by the amount of transaction costs and any dividends or interest which the Fund may have to pay in connection with such short sale are recorded as expenses.

C. Federal Income Tax Status--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders--Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Fund records dividends and distributions to its shareholders on the record date.

NOTE 2. INVESTMENT ADVISORY AGREEMENT--The Fund has entered into an Investment Advisory Agreement with ASB. The basic fee (1.6%) paid to the Adviser under the Investment Advisory Agreement is computed daily and payable as follows: The minimum fee (0.7%) will be paid in quarterly installments promptly after the close of each fiscal quarter; and the balance, if any, will be paid promptly after the close of the Fund's fiscal year. The basic fee is subject to an incentive adjustment determined on an annual basis, under which the advisory fee may be increased or decreased by 0.9% per annum of average daily net assets of the Fund, depending on the performance of the Fund as compared to the performance of the Standard & Poor's 500 Stock Index. For the year ended October 31, 1995 the basic fee has been accrued.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible for the continuous supervision of the Fund's portfolio. The Adviser also performs certain administrative and management services for the Fund and provides office facilities and personnel necessary to perform its duties under the Investment Advisory Agreement.

On February 14, 1995, the Board of Directors and on October 12, 1995, the shareholders approved an amended and restated Investment Advisory Agreement between the Adviser and the Fund effective November 1, 1995. The amended and restated Investment Advisory Agreement is substantially the same as the prior agreement except for the terms of the advisory fee arrangement and the language used relating to the protection by the Adviser of its trade names.

Under the new agreement for the advisory services provided by the Adviser, the fee arrangement requires the Fund to pay an annual management fee of 1.25% of the Fund's average daily net assets payable quarterly. As of November 1, 1995, in addition to the management fee, the Adviser will receive an annual services fee of .25% of the Fund's average daily net assets payable quarterly, pursuant to a separate services agreement which was approved by the Board of Directors, to cover expenses incurred by the Adviser for shareholder communications and other services provided in addition to the advisory services. Prior to November 1, 1995, the Adviser was not being paid for such services. The new Investment Advisory Agreement and Services Agreement provide for a combined annual fee paid to the Adviser of 1.5% of the Fund's average daily net assets.

NOTE 3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--Purchases and sales of portfolio securities for the year ended October 31, 1995 excluding short-term investments, were $95,689,729 and $97,796,673, respectively.

For the year ended October 31, 1995, the Fund paid brokerage commissions on securities transactions of $300,859 of which $81,744 was paid to ASB.

NOTE 4. FEDERAL INCOME TAXES--The United States federal income tax basis of the Fund's investments at October 31, 1995 was substantially the same as the basis for financial reporting purposes and accordingly, the aggregate gross unrealized appreciation on investments was $34,997,603 and the aggregate gross unrealized depreciation was $1,279,024, resulting in net unrealized appreciation for United States federal income tax purposes of $33,718,579.

NOTE 5. COMMON STOCK--Transactions in Fund shares were as follows:

                                                For the year                    For the year
                                           ended October 31, 1995          ended October 31, 1994
                                      -------------------------------   ----------------------------
                                            Shares            Amount        Shares          Amount
                                       -------------   --------------    -----------   -------------
Beginning of period  ...............     7,798,954      $ 91,844,790     6,495,804     $71,495,389
Shares sold  .......................       410,736         6,044,725       810,854      12,351,877
Shares redeemed  ...................    (1,009,357)      (13,595,501)     (166,668)     (2,498,904)
Reinvested distributions  ..........     1,051,958        13,717,536       658,964       9,699,944
                                       -------------   --------------    -----------   -------------
                                           453,337         6,166,760     1,303,150      19,552,917
Adjustment representing other-than-
  temporary book-tax differences ...            --          (228,663)           --         796,484
                                       -------------   --------------    -----------   -------------
End of period  .....................     8,252,291      $ 97,782,887     7,798,954     $91,844,790
                                       =============   ==============    ===========   =============


Of the 8,252,291 shares of common stock outstanding at October 31, 1995, ASB owned 17,885 shares and the ASB Profit Sharing Plan owned 435,310 shares. The directors and officers of the Fund, as a group, owned approximately 336,956 shares at October 31, 1995.

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and
Board of Directors
First Eagle Fund of America, Inc.

We have audited the accompanying statement of assets and liabilities and the schedule of investments of First Eagle Fund of America, Inc. as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmation from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Eagle Fund of America, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the five-year period then ended, in conformity with generally accepted accounting principles.

                                       KPMG PEAT MARWICK LLP

New York, New York
November 16, 1995

                      FIRST EAGLE FUND OF AMERICA, INC.


                              OTHER INFORMATION
                              February 28, 1996


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   A. Financial Statements


  1.          -- Schedule of Investments dated October 31, 1995.
  2.          -- Statement of Assets and Liabilities dated October 31, 1995.
  3.          -- Statement of Operations for the year ended October 31, 1995.
  4.          -- Statement of Changes in Net Assets for years ended October 31,
                 1995 and 1994.
  5.          -- Financial highlights for the years ended October 31, 1995, 1994,
                 1993, 1992, 1991, 1990, 1989, 1988 and April 10, 1987 through
                 October 1987.
  6.          -- Notes to Financial Statements.
  7.          -- Independent Auditors' Report -- KPMG Peat Marwick LLP dated
                 November 16, 1995.

B. Exhibits
  1.(a)       -- Articles of Incorporation of the Registrant.*
    (b)       -- Amendment to Articles of Incorporation of the Registrant.*
  2.          -- Amended and Restated By-laws of the Registrant.*
  4.          -- Specimen certificate for shares of common stock of the
                 Registrant.
  5.(a)       -- Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.*
    (b)       -- Amendment to Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.*
    (c)       -- Amended and Restated Investment Advisory Agreement between the
                 Registrant and Arnhold and S. Bleichroeder, Inc.*
    (d)       -- Investment Advisory Agreement dated November 1, 1995.
    (e)       -- Assignment Agreement between the Registrant, Arnhold and S.
                 Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc.
  6.          -- Distribution Agreement between the Registrant and Arnhold and S.
                 Bleichroeder, Inc. or Eagle Distributors, Inc.*
  8.(a)       -- Custody Agreement between the Registrant and The Bank
                 of New York.*
    (b)       -- Fund Accounting Agreement.*
    (c)       -- Special Custody Agreement between Registrant, The Bank
                 of New York and Arnhold and S. Bleichroeder, Inc.*
    (d)       -- Amendment to Custody Agreement for Terminal Link and
                 ACCESS between Registrant and The Bank of New York.
 9.           -- Transfer Agency Agreement.
 10.          -- Opinion of Reavis & McGrath (now Fulbright & Jaworski
                 L.L.P.).*
 11.          -- Consent of Independent Accountants.
 13.          -- Subscription Agreement.*
 14.          -- Services Agreement.
 17.          -- Financial Data Schedule.



------
* Previously filed and incorporated by reference.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   No persons are controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  Title of Class        Number of Record Holders
 ---------------        ------------------------
Common Stock  .....      569 (as of February 1, 1996)


ITEM 27. INDEMNIFICATION

   The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


   Arnhold and S. Bleichroeder Advisers, Inc. (the "Adviser") is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. which has a substantial quantity of assets under management in the form of individual and fund accounts. Arnhold and S. Bleichroeder, Inc. is a registered broker-dealer and maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers during the past two fiscal years are as follows:


                                       Position with                             Business and
            Name                        the Adviser                            Other Connections
           ------                      --------------                          ------------------
Henry H. Arnhold  .........  Director                           Co-Chairman of the Board of Arnhold and S.
                                                                Bleichroeder, Inc.; Director, Aquila
                                                                International Fund Ltd. and First Eagle
                                                                International Fund, Inc.; Trustee, The New
                                                                School for Social Research.
John P. Arnhold  .......... President and Chief Executive       Co-President and Director, Arnhold and S.
                            Officer                             Bleichroeder, Inc.; Director, Aquila
                                                                International Fund Limited and The Global
                                                                Beverage Fund Limited; President, First Eagle
                                                                International Fund, Inc.
Gary L. Fuhrman  .......... Director                            Director and Senior Vice President, Arnhold
                                                                and S. Bleichroeder, Inc., Director, National
                                                                R.V. Holdings, Inc. and Medical Resources,
                                                                Inc.
Stephen M. Kellen  ........  Director                           Co-Chairman of the Board of Arnhold and S.
                                                                Bleichroeder, Inc.; Director, First Eagle
                                                                International Fund, Inc.; Trustee, The
                                                                Carnegie Hall Society; Trustees Council of
                                                                The National Gallery of Art; and Trustee
                                                                WNET/Thirteen.
Robert Miller  ............  Vice President, Secretary and      Senior Vice President; Treasurer, Chief
                             Treasurer                          Accounting Officer, of First Eagle
                                                                International Fund, Inc.
Stanford S. Warshawsky  ...  Director                           Co-President, Director and Secretary, Arnhold
                                                                and S. Bleichroeder, Inc,; Director and
                                                                Chairman of the Board, First Eagle
                                                                International Fund, Inc.; Director,
                                                                German-American Chamber of
                                                                Commerce.

ITEM 29. PRINCIPAL UNDERWRITER

   (a) Arnhold and S. Bleichroeder, Inc. acts as an investment adviser to First Eagle International Fund, Inc., First Eagle Fund, N.V., Aquila International Fund Limited, Aetos Corp., DEF Associates, N.V. and The Global Beverage Fund, Limited.

   (b)

     Name and Principal                Position and Offices                       Positions and Offices
     Business Address*                   with Underwriter                            with Registrant
     -----------------                 ---------------------                      ------------------------
Henry H. Arnhold  .........  Co-Chairman of the Board                 Director and Chairman of the Board
John P. Arnhold  ..........  Co-President and Director                Co-President
David L. Cohen  ...........  Senior Vice President                    Vice President
Michael M. Kellen  ........  Director and Senior Vice President       Director and Vice Chairman of the Board
Stephen M. Kellen  ........  Co-Chairman of the Board                 Director
Tracy L. LaPointe  ........  Vice President                           Assistant Vice President
Harold J. Levy  ...........  Senior Vice President                    Co-President
Robert Miller  ............  Senior Vice President                    Treasurer and Chief Accounting Officer
Martha B. Pierce  .........  Assistant Vice President                 Secretary and Assistant Treasurer
Charles J. Rodriguez  .....  Senior Vice President                    Assistant Vice President
                             Co-President, Director and               Director
Stanford S. Warshawsky  ...  Secretary

--------
* The Address of each person named is 45 Broadway, New York, New York 10006.
                                    --------------

   (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


   The Registrant's accounts and records will be maintained at The Bank of New York, 48 Wall Street, New York, New York 10286. Records of shareholders' accounts will be maintained at BISYS Fund Services, Inc., 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222.


ITEM 31. MANAGEMENT SERVICES


   The Registrant is not a party to any management-related service contract not discussed in the Prospectus or Statement of Additional Information of this Amendment No. 16 to the Registration Statement.


ITEM 32. UNDERTAKING.

   The Registrant hereby undertakes to provide each person to whom a copy of the Prospectus is given with a copy of the Fund's annual report, which contains the information required by item 5A of Form N-1A, upon request by such person and free of charge.


   The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist in communication with other shareholders as required by
Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "Investment Company Act"), the Registrant has duly caused this Post-Effective Amendment under the Securities Act and Amendment under the Investment Company Act to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 1996.


                                FIRST EAGLE FUND OF AMERICA, INC.


                               BY:  /S/ HAROLD J. LEVY
                                    ----------------------------
 HAROLD J. LEVY
   PRESIDENT






   Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                      Capacity                                     Date
          ----------                      --------                                     ----
     /s/ HENRY H. ARNHOLD
  ----------------------------             Director                          February 26, 1996
       (Henry H. Arnhold)

   /s/ CANDACE K. BEINECKE
  ----------------------------             Director                          February 26, 1996
     (Candace K. Beinecke)

       /s/ PAUL FRIBOURG
  ----------------------------             Director                          February 26, 1996
        (Paul Fribourg)

     /s/ K. GEORG GABRIEL
  ----------------------------             Director                          February 26, 1996
       (K. Georg Gabriel)

     /s/ RALPH E. HANSMANN
  ----------------------------             Director                          February 26, 1996
      (Ralph E. Hansmann)

     /s/ MICHAEL M. KELLEN
  ----------------------------             Director                          February 26, 1996
      (Michael M. Kellen)

     /s/ STEPHEN M. KELLEN
  ----------------------------             Director                          February 26, 1996
      (Stephen M. Kellen)

      /s/ WALTER OECHSLE
  ----------------------------             Director                          February 26, 1996
        (Walter Oechsle)

  /s/ STANFORD S. WARSHAWSKY
  ----------------------------             Director                          February 26, 1996
    (Stanford S. Warshawsky)

      /s/ KEITH S. WELLIN
  ----------------------------             Director                          February 26, 1996
       (Keith S. Wellin)


      /s/ HAROLD J. LEVY                    President, Chief Executive       February 26, 1996
  ----------------------------              Officer and Chief Financial
        (Harold J. Levy)                    Officer
